Exhibit 10.1
BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST,

as Issuer

and

THE BANK OF NEW YORK,

as Indenture Trustee

BASE INDENTURE

Dated as of December 11, 1998

TABLE OF CONTENTS

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SCHEDULES AND EXHIBITS

SCHEDULE I DEFINITIONS LIST
EXHIBIT A-1 FORM OF TRANSFER CERTIFICATE
EXHIBIT A-2 [RESERVED]
EXHIBIT A-3 [RESERVED]
EXHIBIT A-4 [RESERVED]
EXHIBIT A-5 [RESERVED]
EXHIBIT A-6 FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM DEFINITIVE NOTE TO PERMANENT GLOBAL NOTE
EXHIBIT A-7 FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM DEFINITIVE NOTE TO RESTRICTED GLOBAL NOTE
EXHIBIT B FORM OF CLEARING SYSTEM CERTIFICATE
EXHIBIT C FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP
EXHIBIT D FORM OF MONTHLY CERTIFICATE
EXHIBIT E FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

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Residential Mortgage Loan Medium-Term Notes

(Issuable in Series)

BASE INDENTURE, dated as of December 11, 1998, between BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, a business trust established under the laws of Delaware, as issuer (the “Issuer”), and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (in such capacity, the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of one or more series of the Issuer’s Residential Mortgage Loan Medium-Term Notes (the “Notes”), issuable as provided in this Indenture; and

WHEREAS, all things necessary to make this Indenture a legal, valid and binding agreement of the Issuer, in accordance with its terms, have been done, and the Issuer proposes to do all the things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer as hereinafter provided;

NOW, THEREFORE, for and in consideration of the premises and the receipt of the Notes by the Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Noteholders, as follows:

ARTICLE 1.

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1.  Definitions

Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached hereto as Schedule 1 (the “Definitions List”), as such Definitions List may be amended or modified from time to time in accordance with the provisions hereof.

Section 1.2.  Cross-References

Unless otherwise specified, references in this Indenture and in each other Program Document to any Article or Section are references to such Article or Section of this Indenture or such other Program Document, as the case may be and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

Section 1.3.  Accounting and Financial Determinations; No Duplication

Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Indenture, in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Program Documents shall be made without duplication.

Section 1.4.  Rules of Construction.

In this Indenture, unless the context otherwise requires:

(i) the singular includes the plural and vice versa;

(ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(iii) reference to any gender includes the other gender;

(iv) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

(v) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; and

(vi) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”.

ARTICLE 2.

THE NOTES

Section 2.1.  Designation and Terms of Notes.

Each Series of Notes shall be substantially in the form specified in the applicable Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Issuer. All Notes of any Series shall, except as specified in the related Supplement, be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture and the applicable Supplement. Subject to the conditions contained herein and in the other Program Documents, the aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited. Each Series of Notes shall have Distribution Dates on the 20th day of each month. The Notes shall be in denominations of $200,000 and integral multiples of $1,000 in excess thereof.

Section 2.2.  Notes Issuable in Series.

The Notes may be issued in one or more Series. Each Series of Notes shall be created by a Supplement. Notes of a new Series may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication and thereupon the same shall be authenticated and delivered by the Indenture Trustee upon the receipt by the Indenture Trustee of a Trust Request at least two (2) Business Days in advance of the related Series Closing Date and upon delivery by the Issuer to the Indenture Trustee, and receipt by the Indenture Trustee, of the following:

(a) a Trust Order authorizing and directing the authentication and delivery of the Notes of such new Series by the Indenture Trustee and specifying the designation of such new Series, the aggregate principal amount of Notes of such new Series to be authenticated and the Note Rate (or the method for allocating interest payments or other cash flow) with respect to such new Series;

(b) a Supplement in form satisfactory to the Indenture Trustee executed by the Issuer and the Indenture Trustee and specifying the Principal Terms of such new Series;

(c) the related Enhancement Agreement, if any, executed by each of the parties thereto, other than the Indenture Trustee;

(d) written confirmation that the Rating Agency Confirmation Condition, the Certificate Rating Agency Condition and the CP Rating Agency Condition shall have been satisfied with respect to such issuance;

(e) an Officer’s Certificate of the Issuer dated as of the applicable Series Closing Date to the effect that (i) no Event of Default, Enhancement Agreement Event of Default, if applicable, Potential Event of Default, or Potential Enhancement Agreement Event of Default, is continuing or will occur as a result of the issuance of the new Series of Notes, (ii) the issuance of the new Series of Notes will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which the Issuer is a party or by which it or its property may be bound or to which it or its property may be subject and (iii) all conditions precedent provided in this Base Indenture and the related Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with;

(f) unless otherwise specified in the related Supplement, an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Indenture Trustee, dated the applicable Series Closing Date, substantially to the effect that:

(i) (x) the new Series of Notes will be treated as indebtedness of the Issuer for Federal income tax purposes and, if applicable, (y) the issuance of such Series will not adversely affect the Federal income tax characterization of the outstanding Notes of any Series;

(ii) all instruments furnished to the Indenture Trustee conform in all material respects to the requirements of this Base Indenture and the related Supplement and constitute all the documents required to be delivered hereunder and thereunder for the Indenture Trustee to authenticate and deliver the new Series of Notes, and all conditions precedent provided for in this Base Indenture and the related Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with in all material respects;

(iii) the Issuer is duly organized under the jurisdiction of its formation and has the power and authority to execute and deliver the related Supplement, this Base Indenture and each other Program Document to which it is a party and to issue the new Series of Notes;

(iv) the related Supplement, this Base Indenture, and each of the other Program Documents to which the Issuer is a party have been duly authorized, executed and delivered by the Issuer,

(v) the new Series of Notes has been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of this Base Indenture and the related Supplement, will constitute valid, binding and enforceable obligations of the Issuer entitled to the benefits of this Base Indenture and the related Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity;

(vi) this Base Indenture, the related Supplement and each of the other Program Documents to which the Issuer is a party are legal, valid and binding agreements of the Issuer enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity;

(vii) the Issuer is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under, the Investment Company Act, and this Base Indenture and the related Supplement are not required to be registered under the Trust Indenture Act;

(viii) the offer and sale of the new Series of Notes is not required to be registered under the Securities Act;

(ix) as to the new Series of Notes and any outstanding Series of Notes, the opinions of counsel relating to (A) the validity, perfection and priority of security interests, (B) the nature of the transfer of each of the Mortgage Loans as a “true sale” and not as a financing arrangement, (C) the analysis of substantive consolidation of the assets of the Issuer with the assets of Cendant Mortgage Corporation, PHH Corporation or any of their respective Subsidiaries in the event of the insolvency of Cendant Mortgage Corporation, PHH Corporation or any of their respective Subsidiaries, (D) there being no pending or threatened litigation which, if adversely determined, would materially and adversely affect the ability of the Issuer to perform its obligations under any of the Program Documents, and (E) the absence of any conflict with or violation of any court decree, injunction, writ or order applicable to the Issuer or any breach or default of any indenture, agreement or other instrument as a result of the issuance of such Series of Notes by the Issuer, as furnished by counsel retained by the Issuer in connection with the issuance of the initial Series of Notes, are reaffirmed in all respects; and

(x) such other matters as the Indenture Trustee may reasonably require;

(g) evidence that each of parties to the Program Documents and each party to any Interest Rate Swap has covenanted and agreed that, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting, against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law;

(h) evidence of the grant by the Issuer to the Collateral Agent of a first priority security interest in and to the Collateral;

(i) evidence that all filings (including filing of financing statements on form UCC-1) and recordings have been accomplished as may be required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, licenses and security interest of the Collateral Agent in the Collateral for the benefit of the Secured Parties;

(j) an Opinion of Counsel to the Issuer to the effect that such issuance and sale of such additional Series of Notes will not result in the withdrawal of, or modification of the conclusions of, any opinion delivered in connection with the issuance of any other outstanding Series of Notes, including any opinion that any outstanding Series of Notes will be treated as indebtedness of the Trust for federal income tax purposes;

(k) an Opinion of Counsel to the Issuer to the effect that such issuance and sale of such additional Series of Notes will be treated as indebtedness of the Issuer for Federal income tax purposes;

(l) written confirmation from each Rating Agency then rating any outstanding Commercial Paper, any outstanding series of Certificates, or any outstanding Series of Notes that the issuance of such new Series of Notes will not result in the reduction or withdrawal of its then-current ratings on any outstanding Commercial Paper, any outstanding series of Certificates or any outstanding Series of Notes;

(m) any Depositary Incumbency Certificate furnished by the Trust from time to time; and

(n) such other documents, instruments, certifications, agreements or other items as the Indenture Trustee may reasonably require.

Upon satisfaction of such conditions, the Indenture Trustee shall authenticate and deliver, as provided above, such Series of Notes upon execution thereof by the Issuer.

Section 2.3.  Supplement for Each Series

In conjunction with the issuance of a new Series, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to such new Series of Notes, which shall include, as applicable: (i) its name or designation, (ii) the aggregate principal amount of Notes of such Series, (iii) the Note Rate (or the method for calculating such Note Rate) with respect to such Series, (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method of allocating Collections with respect to such Series and the method by which the principal amount of Notes of such Series shall amortize or accrete, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (vii) the terms of any Enhancement, (viii) the Enhancement Provider, if any, (ix) whether the Notes may be issued in bearer form and any limitations imposed thereon, (x) whether the Notes will be issued in multiple classes and, if so, the method of allocating Collections among such classes, and (xi) any other relevant terms of such Series of Notes that do not (subject to Article 12 hereof) change the terms of any outstanding Series of Notes or otherwise materially conflict with in with the provisions of this Indenture and that do not prevent the satisfaction of the Rating Agency Confirmation Condition with respect to the issuance of such new Series (all such terms, the “Principal Terms” of such Series).

Section 2.4.  Execution and Authentication

(a) An Authorized Officer shall sign the Notes for the Issuer by manual or facsimile signature. If an Authorized Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

(b) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes of any particular Series executed by the Issuer to the Indenture Trustee for authentication, together with one or more Trust Orders for the authentication and delivery of such Notes, and the Indenture Trustee, in accordance with such Trust Order and this Indenture, shall authenticate and deliver such Notes.

(c) No Note shall be entitled to any benefit under this Indenture or be valid for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, duly executed by the Indenture Trustee by the manual signature of an authorized signatory (and the Luxembourg agent (the “Luxembourg Agent”), if such Notes are listed on the Luxembourg Stock Exchange). Such signatures on such certificate shall be conclusive evidence, and the only evidence, that the Note has been duly authenticated under this Indenture. The Indenture Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Notes. Unless limited by the term of such appointment, an authenticating agent may authenticate Notes whenever the Indenture Trustee may do so. Each reference in this Indenture to authentication by the Indenture Trustee includes authentication by such agent. An authenticating agent has the same rights as an agent to deal with the Issuer or an Affiliate of the Issuer. The Indenture Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Notes of a series referred to in the within mentioned Indenture.

THE BANK OF NEW YORK,
as Indenture Trustee
By:
Authorized Signatory
(d) Each Note shall be dated and issued as of the date of its authentication by the Indenture Trustee.

(e) Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Note to the Indenture Trustee for cancellation as provided in Section 2.14 together with a written statement (which need not comply with Section 13.3 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Issuer, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

Section 2.5.  Form of Notes; Book Entry Provisions; Title

(a) Restricted Global Note. Any Series of Notes (other than Variable Funding Notes), or any class of such Series to be sold in the United States to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act (“Rule 144A”) in reliance on an exemption from the registration requirements of the Securities Act will be issued in registered form, and prior to any such sale, each such purchaser shall be deemed to have represented and agreed as follows:

(1) It is a qualified institutional buyer as defined in Rule 144A and is acquiring the Notes for its own institutional account or for the account of a qualified institutional buyer;

(2) It understands that the Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States;

(3) It understands that the Notes will bear a legend substantially as set forth in Section 2.10;

(4) Either (i) no part of the assets used by it to acquire the Notes constitutes assets of any Benefit Plan, or (ii) assuming that the Notes are treated as indebtedness without substantial equity features for purposes of the “plan asset” regulations under ERISA, its purchase of the Notes will not constitute a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code by reason of the application of one or more statutory or administrative exemptions from such prohibited transaction rules or otherwise; and

(5) It acknowledges that the Indenture Trustee, the Issuer, each initial purchaser for such Series of Notes, and their affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

In addition, such purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Issuer or any initial purchaser for such Series of Notes, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes. Such Series of Notes (other than the Variable Funding Note) shall be issued in the form of and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a “Restricted Global Note”), substantially in the form set forth in the applicable Supplement, with such legends as may be applicable thereto, which shall be deposited on behalf of the subscribers for the Notes represented thereby with a custodian for DTC, and registered in the name of DTC or a nominee of DTC, duly executed by the Issuer and authenticated by the Indenture Trustee as provided in Section 2.4 for credit to the accounts of the subscribers at DTC. The aggregate initial principal amount of a Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.

(b) Temporary Global Note: Permanent Global Note. Any Series of Notes (other than Variable Funding Notes), or any class of such Series, offered and sold outside of the United States will be offered and sold in reliance on Regulation S (“Regulation S”) under the Securities Act and shall initially be issued in the form of one or more temporary global Notes (each, a “Temporary Global Note”) in fully registered form without interest coupons substantially in the form set forth in the applicable Supplement with such legends as may be applicable thereto, registered in the name of DTC or a nominee of DTC, duly executed by the Issuer and authenticated by the Indenture Trustee as provided in Section 2.4, for credit to the subscribers’ accounts at Morgan Guaranty Trust Company of New York, Brussels Office, as

operator of Euroclear or Cedel. Interests in a Temporary Global Note will be exchangeable, in whole or in part, for interests in a permanent global note (a “Permanent Global Note”) in fully registered form without interest coupons, representing Notes of the same Series, substantially in the form set forth in the applicable Supplement, in accordance with the provisions of the Temporary Global Note and this Indenture. Until the Exchange Date, interests in a Temporary Global Note may only be held by the agent members of Euroclear and Cedel. The aggregate initial principal amount of the Temporary Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.

(c) Variable Funding Note. Any Series of Variable Funding Notes shall initially be sold to investors in reliance on an exemption from the registration requirements of the Securities Act. Such Series of Notes shall be issued in the form of one or more Variable Funding Notes (each, a “Variable Funding Note”) in fully registered form without interest coupons substantially in the form set forth in the applicable Supplement with such legends as may be applicable thereto, duly executed by the Issuer and authenticated by the Indenture Trustee as provided in Section 2.4. The aggregate initial principal amount of a Variable Funding Note may from time to time be increased or decreased in accordance with the applicable Supplement by adjustments made on the records of the Note Register.

Section 2.6.  Registrar and Paving Agent

(a) The Issuer shall (i) maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Registrar”) and (ii) appoint a paying agent (which shall satisfy the eligibility criteria set forth in Section 10.8(a)) (“Paying Agent”) at whose office or agency Notes may be presented for payment. The Registrar shall keep a register of the Notes and of their transfer and exchange (the “Note Register”). The Issuer may appoint one or more co-registrars and one or more additional paying agents. The term “Paying Agent” includes any additional paying agent and the term “Registrar” includes any co-registrars. The Issuer may change any Paying Agent or Registrar without prior notice to any Noteholder. The Issuer shall notify the Indenture Trustee in writing of the name and address of any agent not a party to this Indenture. The Indenture Trustee is hereby initially appointed as the Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes.

(b) The Issuer shall enter into an appropriate agency agreement with any agent not a party to this Indenture. Such agency agreement shall implement the provisions of this Indenture that relate to such agent. The Issuer shall notify the Indenture Trustee in writing of the name and address of any such agent. If the Issuer fails to maintain a Registrar or Paying Agent and a Trust Officer has actual knowledge of such failure, or if the Issuer fails to give the foregoing notice, the Indenture Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with this Indenture, until the Issuer shall appoint a replacement Registrar and Paying Agent.

Section 2.7.  Paying Agent to Hold Money in Trust

(a) The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

(i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor under the Notes) of which it (or, in the case of the Indenture Trustee, a Trust Officer) has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by an Indenture Trustee hereunder at the time of its appointment; and

(v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(b) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Trust Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

(c) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Trust Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, and London and Luxembourg (if the related Series of Notes has been listed on the Luxembourg Stock Exchange), if applicable, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

Section 2.8.  Noteholder List

The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders of each Series of Notes. If the Indenture Trustee is not the Registrar, the Issuer shall furnish to the Indenture Trustee at least seven Business Days before each Distribution Date and at such other time as the Indenture Trustee may request in writing, a list in such form and as of such date as the Indenture Trustee may reasonably require of the names and addresses of Noteholders of each Series of Notes.

Section 2.9.  Transfer and Exchange

(a) When Notes of any particular Series are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes of other authorized denominations of the same Series, the Registrar shall register the transfer or make the exchange if its requirements for such transaction are met; provided, however, that the Notes surrendered for transfer or exchange (a) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar, duly executed by the holder thereof or its attorney, duly authorized in writing and (b) shall be transferred or exchanged in compliance with the following provisions:

(i) Transfer of Restricted Global Notes.

(a) if such Note is being acquired for the account of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit A-1, hereto); or

(b) if such Note is being transferred to a qualified institutional buyer (as defined in Rule 144A) in accordance with Rule 144A, (i) a certification to that effect (in substantially the form of Exhibit A-1 hereto) and (ii) each such transferee of such Note shall be deemed to have represented and agreed as follows:

(A) It is a qualified institutional buyer as defined in Rule 144A and is acquiring the Notes for its own institutional account or for the account of a qualified institutional buyer;

(B) It understands that the Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for it own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S.

Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States;

(C) It understands that the Notes will bear a legend substantially as set forth in Section 2.10; and

(D) It acknowledges that the Indenture Trustee, the Issuer, each initial purchaser for such Series of Notes, and their affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

In addition, such transferee shall be responsible for providing additional information or certification, as shall be reasonably requested by the Issuer or any initial purchaser for such Series of Notes, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes; or

(c) if such Note is being transferred pursuant to an exemption from registration in accordance with Regulation S, (i) a certification to that effect (in substantially the form of Exhibit A-1 hereto) and (ii) each such transferee of such Note shall be deemed to have represented and agreed as follows:

(A) It is aware that the sale to it of the Notes is being made in reliance on the exemption from registration provided by Regulation S and understands that the Notes offered in reliance on Regulation S will be represented by, initially, one or more Temporary Global Notes. The Notes so represented may not at any time be held by or on behalf of U.S. Persons as defined in Regulation S under the Securities Act. It and each beneficial owner of the Notes sold to it will not be a U.S. Person as defined in Regulation S under the Securities Act and its purchase of the Notes will comply with all applicable laws in any jurisdiction in which it resides or is located;

(B) It understands that the Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for it own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States;

(C) It understands that the Notes will bear a legend substantially as set forth in Section 2.10; and

(D) It acknowledges that the Indenture Trustee, the Issuer, each initial purchaser for such Series of Notes, and their affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

In addition, such transferee shall be responsible for providing additional information or certification, as shall be reasonably requested by the Issuer or any initial purchaser for such Series of Notes, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes; or

(d) if such Note is being transferred in reliance on another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit A-1 hereto), and (ii) an opinion of counsel in form and substance acceptable to the and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

(ii) Temporary Global Note to Permanent Global Note. Interests in a Temporary Global Note as to which the Indenture Trustee has received from Euroclear or Cedel, as the case may be, a certificate substantially in the form of Exhibit B to the effect that Euroclear or Cedel, as applicable, has received a certificate substantially in the form of Exhibit C from the holder of a beneficial interest in such Note, will be exchanged, on and after the 40th day after the completion of the distribution of the relevant Series (the “Exchange Date”), for interests in a Permanent Global Note. To effect such exchange the Issuer shall execute and the Indenture Trustee shall authenticate and hold as custodian for the Clearing Agency, for the account of Euroclear or Cedel, as applicable, for credit to the respective accounts of the holders of Notes, a duly executed and authenticated Permanent Global Note, representing the principal amount of interests in the Temporary Global Note initially exchanged for interests in the Permanent Global

Note. The delivery to the Indenture Trustee by Euroclear or Cedel of the certificate or certificates referred to above may be relied upon by the Issuer and the Indenture Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Cedel pursuant to the terms of this Indenture and the Temporary Global Note. Upon any exchange of interests in a Temporary Global Note for interests in a Permanent Global Note, the Indenture Trustee shall endorse the Temporary Global Note to reflect the reduction in the principal amount represented thereby by the amount so exchanged and shall endorse the Permanent Global Note to reflect the corresponding increase in the amount represented thereby. The Temporary Global Note or the Permanent Global Note shall also be endorsed upon any cancellation of principal amounts upon surrender of Notes purchased by the Issuer or any of its respective subsidiaries or affiliates or upon any repayment of the principal amount represented thereby or any payment of interest in respect of such Notes.

(iii) Restricted Global Note to Temporary Global Note During the Restricted Period. If, prior to the Exchange Date, a holder of a beneficial interest in the Restricted Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Temporary Global Note, such holder may, subject to the rules and procedures of DTC, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Temporary Global Note. Upon receipt by the Indenture Trustee as Transfer Agent (“Transfer Agent”) of (1) instructions given in accordance with DTC’s procedures from an agent member directing the Indenture Trustee as Transfer Agent to credit or cause to be credited a beneficial interest in the Temporary Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, and (2) a written order given in accordance with DTC’s procedures containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, DTC shall reduce the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred and DTC shall, concurrently with such reduction, increase the principal amount of the Temporary Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who shall be the agent member of Euroclear or Cedel, or both, as the case may be) a beneficial interest in the Temporary Global Note equal to the reduction in the principal amount of the Restricted Global Note. In connection with any transfer pursuant to this Section (iii), each such transferor of such Restricted Global Note shall be deemed to have represented and agreed that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the related Series of Notes and pursuant to and in accordance with Regulation S under the Securities Act, and that:

(1) the offer of the Notes was not made to a person in the United States;

(2) 1. at the time the buy order was originated, the transferee was outside the United States or the transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) upon completion of the transaction, the beneficial interest being transferred as described above was held with DTC through Euroclear or Cedel or both.

(iv) Restricted Global Note to Permanent Global Note After the Exchange Date. If, after the Exchange Date, a holder of a beneficial interest in the Restricted Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Permanent Global Note, or to transfer its interest in such Restricted Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Permanent Global Note, such holder may, subject to the rules and procedures of DTC, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Permanent Global Note. Upon receipt by the Transfer Agent of (1) instructions given in accordance with DTC’s procedures from an agent member directing the Indenture Trustee to credit or cause to be credited a beneficial interest in the Permanent Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, and (2) a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Cedel account to be credited with such increase, DTC shall reduce the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred and the Transfer Agent shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Permanent Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Permanent Global Note equal to the reduction in the principal amount of the Restricted Global Note. In connection with any transfer pursuant to this Section (iv), each such transferor of such Restricted Global Note shall be deemed to have represented and agreed that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the related Series of Notes and pursuant to and in accordance with Regulation S under the Securities Act, and that:

(1) the offer of the Notes was not made to a person in the United States;

(2) 2. at the time the buy order was originated, the transferee was outside the United States or the transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b ) of Regulation S, as applicable, and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

or (ii) that, with respect to transfers made in reliance on Rule 144A under the Securities Act, the Restricted Global Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

(v) Temporary Global Note to Restricted Global Note. If a holder of a beneficial interest in the Temporary Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Temporary Global Note for an interest in the Restricted Global Note, or to transfer its interest in such Temporary Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Note, such holder may, subject to the rules and procedures of Euroclear or Cedel and DTC, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Global Note. Upon receipt by the Transfer Agent of instructions from Euroclear or Cede! or DTC, as the case may be, directing the Indenture Trustee to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the beneficial interest in the Temporary Global Note to be exchanged or transferred, such instructions to contain information regarding the agent member’s account with DTC to be credited with such increase, and, with respect to an exchange or transfer of an interest in the Temporary Global Note after the Exchange Date, information regarding the agent member’s account with DTC to be debited with such decrease, DTC shall reduce the Temporary Global Note by the aggregate principal amount of the beneficial interest in the Temporary Global Note to be exchanged or transferred, and DTC shall, concurrently with such reduction, increase the principal amount of the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Temporary Global Note to be so exchanged or transferred, and credit or cause to be credited to the account of the applicable Person a beneficial interest in the Restricted Global Note equal to the reduction in the principal amount of the Temporary Global Note. In connection with any transfer pursuant to this Section (v), each such transferor of such Temporary Global Note shall be deemed to have represented and agreed that such Temporary Global Notes are being transferred in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”) to a transferee that the transferor reasonably believes is purchasing such Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

(vi) Permanent Global Note to Restricted Global Note. Interests in the Permanent Global Note may not be transferred for interests in the Restricted Global Note.

(vii) So long as a Definitive Note remains outstanding, transfers and exchanges of a Definitive Note, in whole or in part, shall only be made in accordance with this Section 2.9.

(A) Definitive Note to Permanent Global Note. If a holder of a beneficial interest in a Definitive Note wishes at any time to exchange its interest in such Note for an interest in a Permanent Global Note, or to transfer its interest in such Definitive Note to a Person who wishes to take delivery thereof in the form of an interest in a Permanent Global Note, such holder may exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in a Permanent Global Note. Definitive Notes may be exchanged or transferred for beneficial interests in Permanent Global Notes in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof. Upon receipt by the Trustee as Note Registrar, of (A) such Definitive Notes properly endorsed for such transfer and written instructions from such holder directing the Trustee, as Note Registrar to cause to be credited a beneficial interest in a Permanent Global Note in an amount equal to the beneficial interest in the Definitive Notes but not less than the minimum denomination applicable to such holder’s Notes held through a Permanent Global Note, to be exchanged or transferred, (B) a written order containing information regarding the Euroclear or Cedel account to be credited with such increase and (C) a certificate in the form of Exhibit A-6 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities, including that the holder or the transferee, as applicable, is not a U.S. Person and pursuant to and in accordance with Regulation S, the Trustee, as Note Registrar, shall cancel such Definitive Notes in accordance with Section 2.14, record the transfer in the Note Register in accordance with Section 2.9(a) and instruct the Depository to increase the principal amount of the Global Note by the aggregate principal amount of the beneficial interest in the Definitive Notes to be exchanged or transferred, and to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the amount specified in the instructions received pursuant to clause (A) above.

(B) Definitive Note to Restricted Global Note. If a holder of a beneficial interest in a Definitive Note wishes at any time to exchange its interest in such Definitive Note for an interest in a Restricted Global Note, or to transfer its interest in such Definitive Note to a Person who wishes to take delivery thereof in the form of an interest in a Restricted Global Note, such holder may exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in a Restricted Global Note. Definitive Notes may be exchanged or transferred for beneficial interests in Restricted Global Note only in minimum denominations of $200,000 and integral multiples in excess of $1,000. Upon receipt by the Trustee, as Note Registrar, of (A) such holder’s Definitive

Notes properly endorsed for such transfer and written instructions from such holder directing the Trustee, as Note Registrar, to cause to be credited a beneficial interest in a Restricted Global Note in an amount equal to the beneficial interest in the Definitive Notes, but not less than the minimum denomination applicable to such holder’s Notes held through a Restricted Global Note, to be exchanged or transferred, such instructions to contain information regarding the participant account with the Depository to be credited with such increase, and (B) a certificate in the form of Exhibit A-7 attached hereto given by the holder of such beneficial interest and stating, among other things, that, in the case of a transfer, such holder reasonably believes that the Person acquiring such interest in a Restricted Global Note is a qualified institutional buyer within the meaning of Rule 144A, is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction or that, in the case of an exchange, the holder is a qualified institutional buyer within the meaning of Rule 144A, then the Trustee, as Note Registrar, shall cancel such Definitive Notes in accordance with Section 2.14 and instruct the Depository to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in a Restricted Global Note equal to the amount specified in the instructions received pursuant to clause (A) above.

(C) Transfer of Definitive Notes. If a holder of a beneficial interest in a Definitive Note wishes at any time to transfer its interest in such Definitive Note to a Person who wishes to take delivery thereof, such holder may transfer or cause the transfer of such interest for an equivalent beneficial interest in one Definitive Note, as provided below. Upon receipt by the Issuer and the Trustee, as Note Registrar, of (A) such holder’s Definitive Note properly endorsed for assignment to the transferee, (B) a certificate in the form of Exhibit A-8, attached hereto given by the transferee of such beneficial interest and (C) if such certificate does not include a certification that the transferee is a qualified institutional buyer or a non-U.S. Person, either (i) a certification of the transferor that the transfer is being made pursuant to Rule 144 under the Securities Act or (ii) an opinion of counsel acceptable to the Trustee that such transfer may be made pursuant to an exemption from registration under the Securities Act, then the Trustee, as Note Registrar, shall cancel such Definitive Note in accordance with Section 2.14, record the transfer in the Note Register in accordance with Section 2.5(a) and authenticate and deliver one or more Definitive Notes bearing the same designation as the Definitive Notes endorsed for transfer, registered in the names specified in the assignment described in clause (A) above, in a principal amount to the beneficial interest in the Definitive Note surrendered by the transferor. Any purported transfer in violation of the foregoing requirements shall be null and void ab initio, and the Trustee shall not register any such purported transfer and shall not authenticate and deliver such Definitive Notes.

(viii) Transfers of Variable Funding Notes. The Variable Funding Notes shall not be transferable except in the limited circumstances, if any, described in the applicable Supplement; provided, however, that the Variable Funding Note may be pledged as security (and transferred) in accordance with the terms of the applicable Supplement.

(ix) Other Transfers or Exchanges. In the event that a Global Note is exchanged for Notes in definitive registered form without interest coupons, pursuant to Section 2.18 hereof, such Notes may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of clauses (i) through (iv) above (including the certification requirements intended to insure that such exchanges or transfers comply with Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Issuer and the Indenture Trustee.

(b) The Indenture Trustee shall not register the exchange of interests in a Note for a Definitive Note or the transfer of or exchange of a Note during the period beginning on any Record Date and ending on the next following Distribution Date.

(c) The Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Notes. No service charge shall be made for any such transaction.

(d) If the Notes are listed on the Luxembourg Stock Exchange, the Indenture Trustee shall send to the Issuer upon any transfer or exchange of any Note information reflected in the copy of the register for the Notes maintained by the Registrar, as the case may be.

(e) To permit registrations of transfers and exchanges, the Issuer shall execute and the Indenture Trustee shall authenticate Notes, subject to such rules as the Indenture Trustee may reasonably require. No service charge to the Noteholder shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Registrar may require payment of a sum sufficient to cover any transfer tax or similar government charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.13 hereof in which event the Registrar will be responsible for the payment of any such taxes).

(f) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

(g) Prior to due presentment for registration of transfer of any Note, the Indenture Trustee, any agent and the Issuer may deem and treat the Person in whose name any Note is registered (as of the day of determination) as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Indenture Trustee, any agent nor the Issuer shall be affected by notice to the contrary.

(h) Notwithstanding any other provision of this Section 2.9, the typewritten Note or Notes representing Book-Entry Notes for any Series may be transferred, in whole but not in part, only to another nominee of the Clearing Agency for such Series, or to a successor

Clearing Agency for such Series selected or approved by the Issuer or to a nominee of such successor Clearing Agency, only if in accordance with this Section 2.9 and Section 2.18.

(i) Each transferee of a Note shall be deemed to represent and warrant that either (i) it is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title 1 of ERISA, (B) a plan (as defined in Section 4975 of the Code) that is subject to Section 4975 of the Code or (C) an entity deemed to be investing the “plan assets” (within the meaning of 29 C.F.R. Section 2510.3-101 (the “Plan Assets Regulation”) or otherwise under ERISA) of any such employee benefit plan or plan; including, without limitation, an insurance company general account, or (ii) assuming that the Notes constitute indebtedness without substantial equity features for purposes of the Plan Assets Regulation, its acquisition and holding of Notes will not constitute or otherwise result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code by reason of the application of one or more statutory or administrative exemptions from such prohibited transaction rules.

The Indenture Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer or any interest in any Note (including any transfers between or among Depositary Participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.10.  Legending of Notes

(a)  Unless otherwise provided for in a Supplement and except as permitted by the following sentence, each Note (other than any Variable Funding Note) shall bear a legend in substantially the following form:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST (THE “TRUST”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE TRUST (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION

REQUIREMENTS OF THE SECURITIES ACT (SUBJECT IN THE CASE OF THIS CLAUSE (4) TO RECEIPT OF SUCH CERTIFICATES AND OTHER DOCUMENTS AS THE INDENTURE TRUSTEE MAY REQUIRE UNDER THE INDENTURE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

Upon any transfer, exchange or replacement of Notes bearing such legend, or if a request is made to remove such legend on a Note, the Notes so issued shall bear such legend, or such legend shall not be removed, as the case may be, unless there is delivered to the Issuer and the Indenture Trustee such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S. Upon provision of such satisfactory evidence, the Indenture Trustee, at the direction of the Issuer, shall authenticate and deliver a Note that does not bear such legend.

(b) Unless otherwise provided for in a Supplement, each Variable Funding Note shall bear a legend in substantially the following form:

THIS VARIABLE FUNDING NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST (THE “TRUST”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION. THIS VARIABLE FUNDING NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT N COMPLIANCE WITH THE TERMS OF THE INDENTURE REFERRED TO HEREIN.

Section 2.11.  Replacement Notes

(a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee and Issuer receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless then, in the absence of notice to the Issuer, the Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC (which generally permit the Issuer to impose reasonable requirements) are met, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

(b) Upon the issuance of any replacement Note under this Section 2.11, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

(c) Every replacement Note issued pursuant to this Section 2.11 in replacement of any mutilated, destroyed, lost or stolen Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(d) The provisions of this Section 2.11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.12.  Treasury Notes

In determining whether the Noteholders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer, the Seller or the Servicer or any Affiliate of the Issuer, the Seller or the Servicer shall be considered as though they are not outstanding, except that for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Notes of which a Trust Officer of the Indenture Trustee has actually received written notice of such ownership shall be so disregarded. Absent written notice to the Indenture Trustee of such ownership, the Indenture Trustee shall not be deemed to have knowledge of the identity of the individual beneficial owners of the Notes,

Section 2.13.  Temporary Notes

(a) Pending the preparation of Definitive Notes issued under Section 2.18 hereof, the Issuer may prepare and the Indenture Trustee, upon receipt of a Trust Order, shall authenticate and deliver temporary Notes of such Series. Temporary Notes shall be substantially in the form of Definitive Notes of like Series but may have variations that are not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

(b) If temporary Notes are issued pursuant to Section 2.13(a) above, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in

Section 8.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

Section 2.14.  Cancellation

The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. The Registrar and Paying Agent shall forward to the Indenture Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Indenture Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. The Issuer may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Indenture Trustee for cancellation. All cancelled Notes held by the Indenture Trustee shall be disposed of in accordance with the Indenture Trustee’s standard disposition procedures.

Section 2.15.  Principal and Interest

(a) The principal of each Series of Notes shall be payable at the times and in the amount set forth in the related Supplement and in accordance with Section 6.1.

(b) Each Series of Notes shall accrue interest as provided in the related Supplement and such interest shall be payable on each Distribution Date for such Series in accordance with Section 6.1 and the related Supplement.

(c) Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Record Date with respect to a Distribution Date for such Note shall be entitled to receive the principal and interest payable on such Distribution Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable.

(d) If the Issuer defaults in the payment of interest on the Notes of any Series, such interest, to the extent paid on any date that is more than five (5) Business Days after the applicable due date, shall cease to be payable to the Persons who were Noteholders of such Series at the applicable Record Date and the Issuer shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Noteholders of such Series on a subsequent special record date which date shall be at least five (5) Business Days prior to the payment date, at the rate provided in this Indenture and in the Notes of such Series. The Issuer shall fix or cause to be fixed each such special record date and payment date, and at least 15 days before the special record date, the Issuer (or the Indenture Trustee, in the name of and at the expense of the Issuer) shall mail to Noteholders of such Series a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.16.  Book-Entry Notes

(a) For each Series of Notes to be issued in registered form (other than the Variable Funding Note), the Issuer shall duly execute the Notes, and the Indenture Trustee shall, in accordance with Section 2.4 hereof, authenticate and deliver initially one or more Global Notes that (a) shall be registered on the Note Register in the name of DTC or DTC’s nominee, and (b) shall bear legends substantially to the following effect:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

So long as DTC or its nominee is the registered owner or holder of a Global Note, DTC or its nominee, as the case may be, will be considered the sole owner or holder of the Notes represented by such Global Note for purposes of this Indenture and such Notes. Members of, or participants in, DTC shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC, and DTC may be treated by the Issuer, the Indenture Trustee, any agent and any agent of such entities as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Indenture Trustee, any agent and any agent of such entities from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its agent members, the operation of customary practices governing the exercise of the rights of a holder of any Note.

(b) Subject to Section 2.9(g), the provisions of the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “Management Regulations” and “Instructions to Participants” of Cedel, respectively, shall be applicable to the Global Note insofar as interests in a Global Note are held by the agent members of Euroclear or Cedel (which shall only occur in the case of the Temporary Global Note and the Permanent Global Note). Account holders or participants in Euroclear and Cedel shall have no rights under this Indenture with respect to such Global Note, and the registered holder may be treated by the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee as the owner of such Global Note for all purposes whatsoever.

(c) Title to the Notes shall pass only by registration in the Note Register maintained by the Registrar pursuant to Section 2.6.

(d) Any typewritten Note or Notes representing Book Entry Notes shall provide that they represent the aggregate or a specified amount of outstanding Notes from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a typewritten Note or Notes representing Book-Entry Notes to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Note Owners represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Trust Order to be delivered to the Indenture Trustee pursuant to Section 2.4. Subject to the provisions of Section 2.5, the Indenture Trustee shall deliver and redeliver any typewritten Note or Notes representing Book-Entry Notes in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Trust Order. Any instructions by the Issuer with respect to endorsement or delivery or redelivery of a typewritten Note or Notes representing the Book-Entry Notes shall be in writing but need not comply with Section 13.3 hereof and need not be accompanied by an Opinion of Counsel.

(e) Unless and until definitive, fully registered Notes (“Definitive Notes”) have been issued to Note Owners pursuant to Section 2.18:

(i) the provisions of this Section 2.16 shall be in full force and effect;

(ii) the Paying Agent, the Registrar and the Indenture Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the making of payments on the Notes and the giving of instructions or directions hereunder) as the authorized representatives of the Note Owners;

(iii) to the extent that the provisions of this Section 2.16 conflict with any other provisions of this Indenture, the provisions of this Section 2.16 shall control;

(iv) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the outstanding principal amount of the Notes, the applicable Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and

(v) the rights of Note Owners shall be exercised only through the applicable Clearing Agency and their related Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and their related Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.18, the applicable Clearing Agencies will make book-entry transfers among their related Clearing Agency Participants and receive and transmit payments of principal and interest on the Notes to such Clearing Agency Participants.

Section 2.17.  Notices to Clearing Agency.

Whenever notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.18, the Indenture Trustee and the Issuer shall give all such notices and communications specified herein to be given to Noteholders to the applicable Clearing Agency for distribution to the Note Owners.

Section 2.18.  Definitive Notes.

(a) Conditions for Issuance. Except as provided in Section 2.9, interests in a Restricted Global Note or Permanent Global Note deposited with DTC pursuant to Section 2.5 shall be transferred to the beneficial owners thereof in the form of definitive registered Notes only if (x) DTC notifies the Issuer that it is unwilling or unable to continue as depositary for such Restricted Global Note or Permanent Global Note or at any time ceases to be a “clearing agency” registered under the Exchange Act, and a successor depositary so registered is not appointed by the Issuer within 90 days of such notice or (y) the Issuer determines that the Restricted Global Note or Permanent Global Note with respect to the relevant Series of Notes shall be exchangeable for definitive registered Notes, in which case Definitive Notes shall be issuable or exchangeable only in respect of such Global Notes or the category of Definitive Notes represented thereby. Definitive registered Notes shall be issued without coupons in amounts of U.S. $200,000 and integral multiples of U.S. $1,000, subject to compliance with all applicable legal and regulatory requirements.

(b) Issuance. If interests in any Restricted Global Note or Permanent Global Note, as the case may be, are to be transferred to the beneficial owners thereof in the form of definitive registered Notes pursuant to this Section 2.18, such Restricted Global Note or Permanent Global Note, as the case may be, shall be surrendered by DTC to the office or agency of the Transfer Agent located in the Borough of Manhattan, The City of New York, to be so transferred, without charge. If interests in any Permanent Global Note are to be transferred to the beneficial owners thereof in the form of definitive Notes pursuant to this Section 2.18, such Permanent Global Note shall be surrendered by the custodian for DTC to the Transfer Agent to be so transferred, without charge. The Indenture Trustee shall authenticate and deliver, upon such transfer of interests in such Restricted Global Note or Permanent Global Note, an equal aggregate principal amount of definitive registered Notes of authorized denominations; provided, that in the case of an interest in a Restricted Global Note, no such interest will be transferred except upon (i) delivery of a Transfer Certificate substantially in the form of Exhibit A-1 hereto and (ii) compliance with the conditions set forth in Section 2.9. The definitive Notes transferred pursuant to this Section 2.18 shall be executed, authenticated and delivered only in the denominations specified in paragraph (a) above or in the related Supplement, and definitive registered Notes shall be registered in such names as DTC shall direct in writing. The Transfer Agent shall have at least 30 days from the date of its receipt of definitive Notes and registration information to authenticate and deliver such definitive Notes. Any definitive registered Note delivered in exchange for an interest in a Restricted Global Note or Permanent Global Note shall, except as otherwise provided by Section 2.10, bear, and be subject to, the legend regarding transfer restrictions set forth in Section 2.10. The Issuer will promptly make available to the Transfer Agent a reasonable supply of definitive Notes. The Issuer shall bear the costs and expenses of printing or preparing any definitive Notes.

Section 2.19.  Tax Treatment.

The Issuer has structured this Indenture and the Notes have been (or will be) issued with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer and any entity acquiring any direct or indirect interest in any Note by acceptance of its Notes (or, in the case of a Note Owner, by virtue of such Note Owner’s acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interests therein) for purposes of Federal, state and local and income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Indenture as to treatment as indebtedness for such tax purposes.

Section 2.20.  CUSIP Numbers.

The Issuer in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Indenture Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee of any change in the “CUSIP” numbers.

ARTICLE 3.

SECURITY

Section 3.1.  Security Interest.

(a) Pursuant to the Security Agreement, in order to secure the Issuer’s Obligations, the Issuer has pledged, assigned, conveyed, delivered, transferred and set over to the Collateral Agent, for the benefit of the Noteholders, the Indenture Trustee, the Swap Counterparties, the Banks, the Agent and the holders of the Commercial Paper Notes (collectively, the “Secured Parties”), and has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of the Issuer’s right, title and interest in and to all of the Collateral assigned to the Collateral Agent pursuant to the Security Agreement.

(b) This grant under the Security Agreement has been made in trust to secure the Issuer’s Obligations and to secure compliance with the provisions of the Security Agreement, all as provided in the Security Agreement.

Section 3.2.  Stamp, Other Similar Taxes and Filing Fees.

The Issuer shall indemnify and hold harmless the Collateral Agent, the Indenture Trustee and each Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with the Security Agreement, this Indenture or any Collateral. The Issuer shall pay, or reimburse, the Collateral Agent and the Indenture Trustee for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of the Security Agreement and this Indenture. The foregoing shall not, however, be deemed to create any obligation whatsoever of the Collateral Agent or the Indenture Trustee to pay any such amounts.

ARTICLE 4.

REPORTS

Section 4.1.  Agreement of the Issuer to Provide Reports and Instructions.

(a) Monthly Certificate. On each Determination Date, the Issuer shall forward to the Collateral Agent, the Indenture Trustee, the Paying Agent, the Rating Agencies and any Enhancement Provider, an Officer’s Certificate of the Issuer substantially in the form of Exhibit D (each, a “Monthly Certificate”) setting forth, inter alia, the following information (which, in the cases of clauses (i), (ii) and (iii) below, will be expressed as a dollar amount per $1,000 of the original principal amount of each Series of Notes and as a percentage of the outstanding principal balance of the Notes as of such date): (i) for each Series and each class of each Series, the total amount to be distributed to Noteholders on the next succeeding Distribution Date; (ii) for each Series and each class of each Series, the amount of such distribution allocable to principal on the Notes; (iii) for each Series and each class of each Series, the amount of such distribution allocable to interest on the Notes; (iv) for each Series and each class of each Series, to the extent applicable, the amount of Enhancement used or drawn in connection with the distribution to Noteholders of such Series or class on the next succeeding Distribution Date, together with the aggregate amount of remaining Enhancement not theretofore used or drawn; and (v) whether, to the knowledge of the Issuer, any Lien exists on any of the Collateral (other than Liens granted pursuant to the Security Agreement and the other Program Documents or permitted thereunder);

(b) Monthly Noteholders’ Statement. On or before each Distribution Date, the Issuer shall furnish to the Collateral Agent and the Indenture Trustee a Monthly Noteholders’ Statement with respect to each Series of Notes substantially in the form of Exhibit E;

(c) Instructions as to Withdrawals and Payments. The Issuer will furnish, or cause to be furnished, to the Collateral Agent, the Indenture Trustee or the Paying Agent, as applicable, written instructions to make withdrawals and payments from any accounts specified in a Supplement and to make drawings under any Enhancement, as contemplated herein and in any Supplement. The Indenture Trustee and the Paying Agent shall promptly follow any such written instructions.

ARTICLE 5.

ALLOCATION AND APPLICATION OF COLLECTIONS

Section 5.1.  Establishment of Accounts.

To the extent specified in the Supplement with respect to any Series of Notes, the Indenture Trustee may establish and maintain one or more accounts and/or administrative sub-accounts to facilitate the proper allocation of Collections in accordance with the terms of such Supplement.

Section 5.2.  Collections and Allocations.

Allocations of Collections to Noteholders will be as specified in the Security Agreement and will be allocated among all Series of Notes outstanding as specified in the related Series Supplements. The Security Agreement specifies that, prior to the occurrence of an Event of Default, the Collateral Agent will, on each Distribution Date, apply the funds on deposit in the Collateral Account (up to the amount of Deposited Funds on deposit in the Collateral Account relating to the Interest Period specified in the applicable Supplement for such Distribution Date) in accordance with the priority set forth in Section 5.03(b) of the Security Agreement. Further, following the occurrence of an Event of Default, the Collateral Agent will apply the proceeds of all of the Collateral of the Issuer in the order of priority set forth in Section 2.01 of the Security Agreement.

Section 5.3.  Determination of Monthly Interest.

Monthly interest with respect to each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Supplement.

Section 5.4.  Determination of Principal.

Principal with respect to each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Supplement. However, all principal or interest with respect to any Series of Notes shall be due and payable no later than the Final Distribution Date with respect to such Series.

[THE REMAINDER OF ARTICLE 5 IS RESERVED AND MAY BE SPECIFIED IN ANY

SUPPLEMENT WITH RESPECT TO ANY SERIES.]

ARTICLE 6.

DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

Section 6.1.  Distributions in General.

(a) Notwithstanding any provision hereof or of any Supplement, prior to depositing any amounts into any Distribution Account, all amounts due and payable to the

Indenture Trustee pursuant to Section 10.5 and Section 10.11, to the extent not already paid by the Issuer, shall be deducted from such amounts and paid to the Indenture Trustee. Unless otherwise specified in the applicable Supplement, on each Distribution Date with respect to each outstanding Series, after payment of the amounts described in the preceding sentence, (i) the Collateral Agent shall deposit (in accordance with the Monthly Certificate delivered to the Collateral Agent and the Indenture Trustee) in the Distribution Account for each such Series the amounts on deposit in the Collateral Account allocable to Noteholders of such Series as interest and, if on the Final Distribution Date for such Series, principal, and (ii) to the extent provided for in the applicable Supplement, the Indenture Trustee shall deposit in the Distribution Account for each such Series the amount of Enhancement for such Series drawn in connection with such Distribution Date.

(b) Unless otherwise specified in the applicable Supplement, on each Distribution Date, the Paying Agent shall distribute to the Noteholders of each Series, to the extent amounts are on deposit in the Distribution Account for such Series, an amount sufficient to pay all principal and interest due on such Series on such Distribution Date in accordance with the Monthly Certificate delivered to the Indenture Trustee. Such distribution shall be to each Noteholder of record of such Series on the preceding Record Date based on such Noteholder’s pro rata share of the aggregate principal amount of the Notes of such Series held by such Noteholder; provided, however, that, the final principal payment due on a Note shall only be paid to the holder of a Note on due presentment of such Note for cancellation in accordance with the provisions of the Note.

(c) Unless otherwise specified in the applicable Supplement, amounts distributable to a Noteholder pursuant to this Section 6.1 shall be payable by wire transfer of immediately available funds released by the Paying Agent from the Distribution Account no later than 12:00 noon (New York City time) for credit to the account designated in writing by such Noteholder at least 15 days prior to the relevant Distribution Date.

(d) Unless otherwise specified in the applicable Supplement, (i) all distributions to Noteholders of all classes within a Series of Notes will have the same priority and (ii) in the event that on any date of determination the amount available to make payments to the Noteholders of a Series is not sufficient to pay all sums required to be paid to such Noteholders on such date, then each class of Noteholders will receive its ratable share (based upon the aggregate amount due to such class of Noteholders) of the aggregate amount available to be distributed in respect of the Notes of such Series.

(e) All distributions in respect of Notes represented by a Temporary Global Note will be made only with respect to that portion of the Temporary Global Note in respect of which Euroclear or Cedel shall have delivered to the Indenture Trustee a certificate or certificates substantially in the form of Exhibit B. The delivery to the Indenture Trustee by Euroclear or Cedel of the certificate or certificates referred to above may be relied upon by the Issuer and the Indenture Trustee as conclusive evidence that the certificate or certificates referred to therein or have been delivered to Euroclear or Cedel pursuant to the terms of this Indenture and the Temporary Global Note. No payments of interest will be made on a Temporary Global Note after the Exchange Date therefor.

Section 6.2.  Reserved.

Section 6.3.  Optional Repurchase of Notes.

Unless otherwise specified in the related Supplements, in connection with the termination of the Issuer’s Commercial Paper program (other than through the replacement thereof with a facility having substantially similar terms (other than interest rate spreads)) and upon satisfaction of the requirements included in the Program Documents (including the payment of any amounts due and owing to the Secured Parties), on any Distribution Date, the Issuer shall have the option to purchase all outstanding Notes of all Series, in whole but not in part, at a purchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) equal to (unless otherwise specified in the related Supplements) the aggregate outstanding principal amount of the Notes of all Series on such Distribution Date, plus accrued and unpaid interest on the unpaid aggregate principal balance of the Notes of all Series (calculated at the Note Rate of each such Series) through the day immediately prior to the date of such purchase plus, if provided for in the related Supplements, any aggregate premium payable at such time plus the aggregate amount of any Shortfalls payable in respect of all outstanding Notes of all Series. The Issuer shall give the Indenture Trustee and the Noteholders not more than sixty nor less than thirty days’ prior written notice of the date on which the Issuer intends to exercise such option to purchase. Not later than 12:00 noon, New York City time, on such Distribution Date, with respect to each Series of Notes outstanding, an amount of the purchase price equal to the outstanding principal amount of all Notes of such Series on such Distribution Date and the amount of accrued and unpaid interest with respect to such Notes, any applicable Shortfall and any applicable premium will be deposited into the related Distribution Account for such Series in immediately available funds. The funds deposited into such Distribution Account or distributed to the Paying Agent will be passed through in full to the Noteholders on such Distribution Date.

Section 6.4.  Monthly Noteholders’ Statement; Annual Noteholders’ Tax Statement.

(a) On each Distribution Date, the Paying Agent shall forward to each Noteholder of record of each outstanding Series the Monthly Noteholders’ Statement (substantially in the form of Exhibit E hereto) with respect to such Series, with a copy to the Rating Agencies, the Indenture Trustee (if other than the Paying Agent) and any Enhancement Provider with respect to such Series.

(b) On or before January 31 of each calendar year, beginning with calendar year 1999, the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was a Noteholder a statement prepared by the Issuer containing the information which is required to be contained in the Monthly Noteholders’ Statements with respect to each Series of Notes aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information (consistent with the treatment of the Notes as debt) as the Issuer deems necessary or desirable to enable the Noteholders to prepare their tax returns (each such statement, an “Annual Noteholders’ Tax Statement”). Such obligations of the Issuer to prepare and the Paying Agent to distribute the Annual Noteholders’ Tax Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

ARTICLE 7.

REPRESENTATIONS AND WARRANTIES

The Issuer hereby represents and warrants, for the benefit of the Collateral Agent, the Indenture Trustee and the Noteholders, as follows as of each Series Closing Date:

Section 7.1.  Existence and Power.

The Issuer (a) is a business trust duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign business trust and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary, and (c) has all trust powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Indenture and the other Program Documents.

Section 7.2.  Business Trust and Governmental Authorization.

The execution, delivery and performance by the Issuer of this Indenture, the related Supplement and the other Program Documents to which it is a party (a) is within the Issuer’s trust powers, has been duly authorized by all necessary trust action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (c) does not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of trust or the Trust Agreement of the Issuer or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer or any of its Assets or result in the creation or imposition of any Lien on any Asset of the Issuer, except for Liens created by the Security Agreement or the other Program Documents. This Indenture and each of the other Program Documents to which the Issuer is a party has been executed and delivered by a duly authorized signatory of the Issuer.

Section 7.3.  Binding Effect.

This Indenture and each other Program Document, and each Note when executed and delivered in accordance with this Indenture, is a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

Section 7.4.  Financial Information; Financial Condition.

All balance sheets, all statements of operations, of shareholders’ equity and of cash flow, and other financial data (other than projections) which have been or shall hereafter be furnished by the Issuer to the Indenture Trustee and the Rating Agencies pursuant to Section 8.3 have been and will be prepared in accordance with GAAP (to the extent applicable) and do and will present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby, subject, in the case of all unaudited statements, to normal year-end adjustments and lack of footnotes and presentation items.

Section 7.5.  Litigation.

There is no action, suit or proceeding pending against or, to the knowledge of the Issuer, threatened against or affecting the Issuer or its assets before any court or arbitrator or any Governmental Authority with respect to which there is a reasonable possibility of an adverse decision that could materially adversely affect the financial position, results of operations, business, properties, performance, prospects or condition (financial or otherwise) of the Issuer or which in any manner draws into question the validity or enforceability of this Indenture, any Supplement or any other Program Document or the ability of the Issuer to perform its obligations hereunder or thereunder.

Section 7.6.  Compliance with ERISA.

Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which in any such case has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

Section 7.7.  Tax Filings and Expenses.

The Issuer has filed all Federal, state and local tax returns and all other tax returns which, to the knowledge of the Issuer, are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by the Issuer, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. The Issuer has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign business trust authorized to do business in each State in which it is required to so qualify, except where the failure to pay any such fees and expenses is not reasonably likely to have a material adverse effect.

Section 7.8.  Full Disclosure.

All certificates, reports, statements, documents and other information furnished to the Indenture Trustee by or on behalf of the Issuer pursuant to any provision of this Indenture or any Program Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Indenture or any Program Document, shall, at the time the same are so furnished, be complete and correct to the extent necessary to give the Indenture Trustee true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the Indenture Trustee shall constitute a representation and warranty by the Issuer made on the date the same are furnished to the Indenture Trustee to the effect specified herein.

Section 7.9.  Investment Company Act; Trust Indenture Act; Securities Act.

The Issuer is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under, the Investment Company Act of 1940. It is not necessary in connection with the offer, issuance and sale of the Notes under the circumstances contemplated in the related Supplement to register any security under the Securities Act or to qualify any indenture under the Trust Indenture Act.

Section 7.10.  Regulations T, U and X.

The proceeds of the Notes will not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof). The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

Section 7.11.  No Consent.

No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Indenture or any Supplement or for the performance of any of the Issuer’s obligations hereunder or thereunder or under any other Program Document other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by the Issuer prior to the Initial Closing Date or as contemplated in Section 7.14.

Section 7.12.  Solvency.

Both before and after giving effect to the transactions contemplated by this Indenture and the other Program Documents, the Issuer is solvent within the meaning of the Bankruptcy Code and the Issuer is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to the Issuer.

Section 7.13.  Subsidiary.

The Issuer has no subsidiaries and owns no capital stock of, or other interest in, any other Person, and during the term of the Indenture, the Issuer shall not acquire or otherwise come to have one or more subsidiaries without the prior consent of the Indenture Trustee (on behalf of the holders of the Notes).

Section 7.14.  Security Interests.

(a) All action necessary (including the filing of UCC-1 financing statements for the Collateral Agent’s Lien for the benefit of the Secured Parties) to protect and perfect the Collateral Agent’s security interest in the Collateral now in existence and hereafter acquired or created has been duly and effectively taken.

(b) No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing the Issuer as debtor covering all or any part of the Collateral and the Collateral Account is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by the Issuer in favor of the Collateral Agent on behalf of the Secured Parties in connection with the Security Agreement.

(c) The Security Agreement constitutes a valid and continuing Lien on the Collateral and the Collateral Account in favor of the Collateral Agent on behalf of the Secured Parties, which Lien will be prior to all other Liens (other than Permitted Liens and as otherwise permitted in the Security Agreement), will be enforceable as such as against creditors of and purchasers from the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. All action necessary to perfect such prior security interest has been duly taken.

(d) The Issuer’s principal place of business and chief executive office shall be at: c/o First Union Trust Company National Association, attention: Corporate Trust/Administration, 1 Rodney Square, 920 King Street, Wilmington, DE 19801, and the place where its records concerning the Collateral are kept is at: c/o First Union Trust Company National Association, attention: Corporate Trust/Administration, 1 Rodney Square, 920 King Street, Wilmington, DE 19801. The Issuer does not transact, and has not transacted, business under any other name.

(e) All authorizations in this Indenture for the Collateral Agent or the Indenture Trustee to endorse checks, instruments and securities and to execute financing statements, continuation statements, security agreements, and other instruments with respect to the Collateral are powers coupled with an interest and are irrevocable.

Section 7.15.  Offering Memorandum.

No offering memorandum or information circular used by the Issuer in connection with the offer or sale of the Notes contains any untrue statement of a material fact and or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

Section 7.16.  Non-Existence of Other Agreements.

As of the date of the issuance of the first Series of Notes, other than as permitted by Section 8.24 hereof (i) the Issuer is not a party to any contract or agreement of any kind or nature and (ii) the Issuer is not subject to any obligations or liabilities of any kind or nature in favor of any third party, including, without limitation, Contingent Obligations.

Section 7.17.  Eligible Mortgage Loans.

Based upon the representation of the Seller in the Mortgage Loan Purchase and Servicing Agreement, each Mortgage Loan purchased by the Issuer is an Eligible Loan (as defined in the Mortgage Loan Purchase and Servicing Agreement).

Section 7.18.  Other Representations.

All representations and warranties of the Issuer made in each Program Document to which it is a party are true and correct and are repeated herein as though fully set forth herein.

Section 7.19.  Special Purpose Entity.

The Issuer is a special purpose entity formed exclusively to enter into the Program Documents and the transactions contemplated thereby or incident thereto.

ARTICLE 8.

COVENANTS

Section 8.1.  Payment of Notes.

The Issuer shall pay the principal of (and premium, if any) and interest on the Notes pursuant to the provisions of this Indenture and any applicable Supplement. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due.

Section 8.2.  Maintenance of Office or Agency.

The Issuer will maintain an office or agency (which may be an office of the Indenture Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served, and where, at any time when the Issuer is obligated to make a payment of principal and premium upon the Notes, the Notes may be surrendered for payment. The Issuer will give prompt written notice to the Indenture Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee.

The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

The Issuer hereby designates the Corporate Trust Office of the Indenture Trustee as one such office or agency of the Issuer.

Section 8.3.  Information.

The Issuer will:

(a) promptly provide the Indenture Trustee, Moody’s, S&P and Fitch with all financial and operational information with respect to the Program Documents or the Issuer as the Indenture Trustee may reasonably request; and will promptly provide, Moody’s, S&P, Fitch and the Indenture Trustee with all statements delivered under the Interest Rate Swaps, the Liquidity Agreement, the Security Agreement, the Mortgage Loan Purchase and Servicing Agreement and the Certificates and within 105 days after the end of each fiscal year of the Issuer and the Seller, the audited annual financial statements of each of the Issuer, the Seller and PHH and within 60 days of each quarter end the unaudited financial statements of PHH (which may be 10Q reports);

(b) deliver to the Indenture Trustee, if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administrator any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the Owner Trustee setting forth details as to such occurrence and action, if any, which the Issuer or applicable member of the ERISA Group is required or proposes to take;

(c) provide the Indenture Trustee, on behalf of the Noteholders, with access to the books and records of the Issuer and the books and records of the Servicer, Custodian and/or the Collateral Agent relating to the assets of the Issuer, without charge, but only (i) upon the reasonable request of the Indenture Trustee (acting at the direction of the majority of the Noteholders) (for which purposes one Business Day shall be deemed reasonable during the occurrence and continuation of an Event of Default), (ii) during normal business hours, (iii) subject to the relevant party’s normal security and confidentiality procedures and (iv) at offices designated by the relevant party;

(d) provide Moody’s, S&P, Fitch, the Indenture Trustee and the Collateral Agent with any information that it may have with respect to an Event of Default hereunder or provide notice to Indenture Trustee of any default or event of default under any other agreement between the Issuer and any of the Seller, the Servicer, the Banks, the Swap Counterparties, the holders of the Certificates or the Collateral Agent as promptly as practicable after the Issuer becomes aware of the occurrence of any Event of Default or other default or event of default;

(e) promptly furnish to the Indenture Trustee (on behalf of the holders of the Notes) after receipt thereof copies of all written communications received from S&P, Moody’s or Fitch with respect to the Notes;

(f) promptly upon its knowledge thereof give notice to the Indenture Trustee (on behalf of the holders of the Notes), Moody’s, S&P and Fitch of the existence of any litigation against the Issuer;

(g) give prompt notice to the Indenture Trustee (on behalf of the holders of the Notes), Moody’s, S&P and Fitch of any change to the articles of incorporation or by-laws of the Seller; and

(h) provide, on or prior to June 30 of each year, to the Indenture Trustee a certificate of the Issuer certifying that (i) the ratings assigned by the Rating Agencies in respect of any outstanding Series of Notes, have not been withdrawn or downgraded since the date of the related Supplement, and (ii) no Rating Agency has determined that the amount of Enhancement for any outstanding Series of Notes must be increased in order to maintain the then current rating of such Series or, if any Rating Agency has made such a determination, the amount of additional Enhancement that would be required in order to maintain such current rating. Delivery of such reports, information and documents to Indenture Trustee under this section is for informational purposes only and the Indenture Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants.

Section 8.4.  Payment of Obligations.

The Issuer will pay and discharge in a timely manner in accordance with the terms of the Program Documents, at or before maturity, all of its respective material obligations and liabilities, including, without limitation, tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings, will maintain, in accordance with GAAP, reserves as appropriate for the accrual of any of the same, and will comply in all material respects with its obligations in the Program Documents.

Section 8.5.  RESERVED.

Section 8.6.  Conduct of Business and Maintenance of Existence.

The Issuer will maintain its existence as a business trust validly existing, and in good standing under the laws of the State of Delaware and duly qualified as a foreign business trust licensed under the laws of each state in which the failure to so qualify would have a material adverse effect on the business and operations of the Issuer.

Section 8.7.  Compliance with Laws.

The Issuer will comply in all respects with all Requirements of Law and all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including, without limitation, ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and where such noncompliance would not materially and adversely affect the condition, financial or otherwise, operations, performance, properties or prospects of the Issuer or its ability to carry out the transactions contemplated in this Indenture and each other Program Document; provided, however, such noncompliance will not result in a Lien (other than a Permitted Lien) on any Assets of the Issuer.

Section 8.8.  Inspection of Property, Books and Records.

The Issuer will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its Assets, business and activities in accordance with GAAP; and will permit the Indenture Trustee to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its representatives, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

Section 8.9.  Compliance with Program Documents.

The Issuer will perform and comply with each and every obligation, covenant and agreement required to be performed or observed by it in or pursuant to this Indenture and each other Program Document to which it is a party and will not take any action which would permit any party to have the right to refuse to perform any of its respective obligations under any Program Document.

Section 8.10.  Notice of Defaults.

(a) Promptly upon becoming aware of any Potential Event of Default or Event of Default under this Indenture, the Issuer shall give the Indenture Trustee, each Enhancement Provider, and the Rating Agencies notice thereof, together with a certificate of the Issuer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Issuer, and

(b) Promptly upon becoming aware of any default under any Program Document other than this Indenture, the Issuer shall give the Indenture Trustee, each Enhancement Provider, and the Rating Agencies notice thereof.

Section 8.11.  Notices under Liquidity Agreement; Notice of Material Proceedings.

(a) The Issuer shall promptly provide the Indenture Trustee, each Enhancement Provider and the Rating Agencies with copies of each of the notices delivered by the Issuer pursuant to Section 8.01 (a), (e), (h), (i), (m) and (n) and Section 9.01 of the Liquidity Agreement.

(b) Promptly upon becoming aware thereof, the Issuer shall give the Indenture Trustee, and the Rating Agencies written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting the Issuer which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or performance of the Issuer or the ability of the Issuer to perform its obligations under this Indenture or under any other Program Document to which it is a party.

Section 8.12.  Further Requests.

The Issuer will promptly furnish to the Indenture Trustee, the Agent, the Collateral Agent, each Enhancement Provider and the Rating Agencies such other information as, and in such form as, the Indenture Trustee or the Agent or the Collateral Agent or such Enhancement Provider or the Rating Agencies may reasonably request in connection with the transactions contemplated hereby.

Section 8.13.  Further Assurances.

(a) The Issuer shall do such further acts and things, and execute and deliver to the Indenture Trustee, the Collateral Agent and the Required Noteholders such additional assignments, agreements, powers and instruments, as the Indenture Trustee, the Collateral Agent, or the Required Noteholders reasonably determines to be necessary to carry into effect the purposes of this Indenture or the other Program Documents or to better assure and confirm unto the Indenture Trustee, the Collateral Agent, or the Noteholders their rights, powers and remedies hereunder including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby or under the Security Agreement. The Issuer also hereby acknowledges that the Collateral Agent has the right but not the obligation to file any such financing statement or continuation statement without the signature of the Issuer to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and physically delivered to the Collateral Agent hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Collateral Agent and delivered to the Collateral Agent promptly. Without limiting the generality of the foregoing provisions of this Section 8.13(4, the Issuer shall take all actions that are required to maintain the security interest of the Collateral Agent on behalf of the Secured Parties in the Collateral pledged pursuant to the Security Agreement as a perfected security interest subject to no prior Liens, including, without limitation filing all Uniform Commercial Code financing statements, continuation statements and amendments thereto necessary to achieve the foregoing. The Issuer further agrees that it will not, without the prior written consent of the Controlling Majority and without prior written notice to the Enhancement Providers, if applicable, exercise any right, remedy, power or privilege available to it with respect to any obligor under the Collateral, take any action to compel or secure performance or observance by any obligor of its obligations to the Issuer, or give any consent, request, notice, direction, approval, extension or waiver with respect to any obligor.

(b) The Issuer will warrant and defend the Collateral Agent’s right, title and interest in and to the Collateral and the income, distributions and proceeds thereof, for the benefit of the Collateral Agent on behalf of the Secured Parties, against the claims and demands of all Persons whomsoever.

(c) The Issuer will provide to the Collateral Agent and the Indenture Trustee, no more frequently than annually, an Opinion of Counsel to the effect that no UCC financing or continuation statements are required to be filed with respect to any of the Collateral in which a security interest may be perfected by the filing of UCC financing statements.

Section 8.14.  Certain Documents.

The Issuer will not take any action that would permit (i) the Seller, the Servicer or PHH to refuse to perform any of their respective obligations under the Mortgage Loan Purchase and Servicing Agreement, the Guarantee and the Custodial Agreement or (ii) the Administrator or Depositary to refuse to perform their respective obligations under any other Program Documents to which they are parties.

Section 8.15.  Liens.

The Issuer will not create, incur, assume or permit to exist any Lien upon any of its Assets (including the Collateral), other than (i) Liens in favor of the Collateral Agent for the benefit of the Secured Parties, (ii) Permitted Liens, (iii) Liens permitted under the Program Documents and (iv) liabilities for services supplied or furnished to the Issuer (including reasonable accountants’ and attorneys’ fees); provided that the aggregate amount of the liabilities described in subpart (iv) shall not exceed $100,000 at any one time outstanding.

Section 8.16.  Other Indebtedness.

The Issuer will not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than (i) Indebtedness hereunder and (ii) Indebtedness permitted under any other Program Document.

Section 8.17.  Mergers.

The Issuer will not merge or consolidate with or into any other Person.

Section 8.18.  Sales of Assets.

The Issuer will not sell, lease, transfer, liquidate or otherwise dispose of any Assets, except as contemplated by the Program Documents.

Section 8.19.  Capital Expenditures.

The Issuer will not make any expenditure (by long-term or operating lease or otherwise) for capital assets (both realty and personalty).

Section 8.20.  Dividends.

The Issuer shall not make any distributions to any holders of its securities without the consent of the Indenture Trustee, acting at the direction of the Required Noteholders, except as provided under the Program Documents, the Certificates and the Notes.

Section 8.21.  Name; Principal Office.

The Issuer will neither (a) change the location of its chief executive office or principal place of business (within the meaning of the applicable UCC) without sixty (60) days’ prior written notice to the Indenture Trustee, and the Collateral Agent nor (b) change its name without prior written notice to the Indenture Trustee, and the Collateral Agent sufficient to allow the Collateral Agent to make all filings (including filings of financing statements on form UCC-1) and recordings necessary to maintain the perfection of the interest of the Collateral Agent on behalf of the Secured Parties in the Collateral pursuant to the Security Agreement. In the event that the Issuer desires to so change its office or change its name, the Issuer will make any required filings and prior to actually changing its office or its name the Issuer will deliver to the Collateral Agent, and the Indenture Trustee (i) an Officer’s Certificate and (except with respect to a change of the location of the Issuer’s chief executive office or principal place of business to a new location in the same county) an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Collateral Agent on behalf of the Secured Parties in the Collateral in respect of the new office or new name of the Issuer and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

Section 8.22.  Organizational Documents.

The Issuer will not amend any of its organizational documents, including its certificate of trust or Trust Agreement unless, prior to such amendment, each Rating Agency confirms that after such amendment the Rating Agency Consent Condition will be met and the Required Noteholders consent to such amendment.

Section 8.23.  Investments.

The Issuer will not make, incur, or suffer to exist any loan, advance, guarantee, extension of credit or other investment in any Person other than pursuant to the Program Documents and with respect to Eligible Investments and, in addition, without limiting the generality of the foregoing, the Issuer will not cause the Collateral Agent or the Indenture Trustee to make any Eligible Investments on the Issuer’s behalf that would have the effect of causing the Issuer to be an “investment company” within the meaning of the Investment Company Act.

Section 8.24.  No Other Agreements.

The Issuer will not (a) enter into or be a party to any agreement or instrument other than any Program Document or any documents related to any Enhancement or documents and agreements incidental thereto or (b) except as provided for in Sections 12.1 or 12.2, amend, modify or waive any provision of any Program Document to which it is a party, or (c) give any approval or consent or permission provided for in any Program Document, except as permitted in Section 3.2(a).

Section 8.25.  Other Business.

The Issuer will not engage in any business or enterprise or enter into any transaction other than as contemplated by the Program Documents.

Section 8.26.  Notes.

The Issuer shall not issue Notes to the Seller, any Affiliate of the Seller or any trust or other entity to which the Seller or any Affiliate of the Seller is a depositor or servicer bearing interest (or at a discount) in excess of a commercially reasonable rate.

Section 8.27.  Rule 144A Information Requirement.

For so long as any of the Notes remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Noteholder in connection with any sale thereof and any prospective purchaser of Notes from such Noteholder in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

Section 8.28.  Use of Proceeds of Notes.

The Issuer shall use the proceeds of Notes solely for one or more of the following purposes: (a) to pay the Issuer’s Obligations when due, in accordance with the Security Agreement; and (b) to acquire eligible Mortgage Loans from the Seller.

Section 8.29.  Program Document Information.

The Issuer shall, or shall cause the Seller to, provide the Indenture Trustee with copies of all reports, statements and certificates delivered under the Program Documents, and any other information that the Indenture Trustee shall reasonably request. Delivery of such reports, information and documents to Indenture Trustee under this section and Section 8.27 is for informational purposes only and the Indenture Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants.

Section 8.30.  Year 2000 Issues.

The Issuer has initiated a commercially reasonable review of their operations with a view to assessing whether their business or operations will, in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data, be vulnerable to any significant risk that computer hardware or software used in their business or operations will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000. Based on such ongoing review, the Issuer has no reason to believe that a Material Adverse Effect will occur with respect to such business or operations resulting from any such risk.

ARTICLE 9.

EVENTS OF DEFAULT AND REMEDIES

Section 9.1.  Events of Default.

If any one of the following events shall occur with respect to any Series of Notes (each, an “Event of Default”):

(a) Failure on the part of the Seller or the Servicer (i) to make any payment or deposit on the date required under the Mortgage Loan Purchase and Servicing Agreement; provided, however, that no grace period shall apply for purchase obligations in respect of a breach of the covenant in Section 3.5(c) of the Mortgage Loan Purchase and Servicing Agreement (on or before five Business Days after the date such payment or deposit is required to be made) or (ii) to observe or perform in any material respect any other material covenants or agreements of the Seller or the Servicer under the Mortgage Loan Purchase and Servicing Agreement, which failure continues unremedied for a period of 45 days after written notice;

(b) Any representation or warranty made by the Seller or the Servicer in the Mortgage Loan Purchase and Servicing Agreement or regarding corporate organization or authority or the enforceability of the Mortgage Loan Purchase and Servicing Agreement proves to have been incorrect in any material respect when made, and, if such representation or warranty is correctable, which continues to be incorrect in any material respect for a period of 45 days after written notice;

(c) The Issuer defaults in the payment of any interest on any Note of such Series when the same becomes due and payable;

(d) The Issuer defaults in the payment of any principal or premium on any Note of such Series when the same becomes due and payable;

(e) The Issuer fails to comply with any of its other agreements or covenants in, or provisions of, the Notes of a Series or this Indenture and the failure to so comply materially and adversely affects the interests of the Noteholders of any Series and continues to materially and adversely affect the interests of the Noteholders of such Series for a period of thirty (30) days after the earlier of (i) the date on which the Issuer obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Required Noteholders;

(f) the occurrence of an Event of Bankruptcy with respect to the Issuer, the Seller, the Servicer or PHH, as guarantor,

(g) the Issuer shall have become an “investment company” or shall have become under the “control” of an “investment company” under the Investment Company Act of 1940, as amended;

(h) Any representation or warranty or statement made or deemed made by the Issuer in the Indenture or in any other Program Document or in any written certificates or statement made or entered into in connection herewith or therewith shall prove to have been incorrect when made in any material respect, and, if such representation, warranty or statement is capable of being corrected, continues to be incorrect in any material respect for a period of 45 days after the Issuer shall have received written notice of such incorrect representation, warranty or statement;

(i) Failure by the Issuer to observe or perform any covenant or agreement contained (i) in the Indenture and the continuance of such failure for more than thirty (30) days or (ii) any other covenant or agreement contained herein, in any other Program Document or in the Mortgage Loan Purchase and Servicing Agreement and not constituting an Event of Default under any other clause of this Article IX and the continuance of such failure for 45 days after the Issuer shall have become aware of such failure;

(j) A Servicer Event of Default shall have occurred and be continuing and such default shall not have been cured or the Issuer shall not have replaced such Servicer in accordance with Section 10.1 of the Mortgage Loan Purchase and Servicing Agreement for a period of 45 days after the Issuer has notified the Agent and the Indenture Trustee of such Servicer Event of Default;

(k) RESERVED.

(l) The Issuer shall not be in compliance with Articles II and V of its Trust Agreement;

(m) The Security Agreement, Administration Agreement or the Interest Rate Swaps shall cease, for any reason, to be in full force and effect in accordance with their respective terms;

(n) A termination event under the Mortgage Loan Purchase and Servicing Agreement shall have occurred and be continuing and all applicable grace periods shall have expired;

(o) At any time the aggregate outstanding principal amount of all Series of Certificates plus the amount on deposit in the Reserve Fund, if any, shall equal less than the Required Enhancement Amount and such shortfall continues for 90 days;

(p) At any time the Seller is not an approved seller/servicer of mortgage loans for two of Freddie Mac, Fannie Mae and Ginnie Mae;

(q) At any time the Guarantee is rejected, repudiated or no longer in full force and effect;

(r) At any time the funds on deposit in the Reserve Fund shall be less than 0.60% of the Program Size for 120 days or more;

(s) At any time (i) the rolling three month average of the ratio (calculated daily) of the Outstanding Purchase Price of all Delinquent Loans to the Outstanding Purchase Price of all Mortgage Loans owned by the Issuer at such time shall exceed five percent (5%) or (ii) the ratio (calculated daily) of the Outstanding Purchase Price of all Delinquent Loans to the Outstanding Purchase Price of all Mortgage Loans owned by the Issuer at such time shall exceed seven percent (7%);

(t) An event of default under the Liquidity Agreement shall have occurred and be continuing and all applicable grace periods shall have expired;

(u) The failure to pay any amount due and owing on the Commercial Paper,

(v) The failure of any Swap Counterparty to pay amounts due and owing under an Interest Rate Swap; or

(w) Any other event shall occur which may be specified in any Supplement as an “Event of Default”;

then, at any time during the continuance of any Event of Default, the Indenture Trustee may and shall, at the written request of the Required Noteholders, by written notice to the Issuer, the Collateral Agent and the holders of the Notes, (i) declare the principal and premium (if applicable) of and accrued interest in respect of the Notes to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Issuer, anything contained herein or in any Note to the contrary notwithstanding and (ii) instruct the Issuer and the Depositary to cease purchasing Mortgage Loans and cease issuing Commercial Paper and/or (iii) notify the Servicer and the Seller that an Event of Default has occurred; provided, that if an Event of Default described in clause (f), (g), (h) or (w) (with respect to clause (w) above, only to the extent such Event of Default is not subject to waiver as set forth in the related Series Supplement), above shall occur, the result of which would otherwise occur only upon giving of written notice by the Indenture Trustee as specified in clauses (i) and (ii) above shall occur automatically, without the giving of any such notice and the Indenture Trustee shall promptly notify the Servicer and the Seller that an Event of Default has occurred. Subject to certain conditions and to the Security Agreement, upon the occurrence of an Event of Default, the holders of the Notes may proceed to enforce their rights and remedies as permitted by the Security Agreement, including bringing an action for specific performance by the Issuer of any of the Issuer’s obligations under the Program Documents. The Issuer shall provide prompt written notice to (i) the Collateral Agent, the Indenture Trustee, Moody’s, S&P and Fitch of the occurrence of any Event of Default and (ii) Moody’s, S&P and Fitch, of the occurrence of any event specified in clause (f) above with respect to the Issuer.

Section 9.2.  Rights upon Event of Default.

If and whenever an Event of Default shall have occurred and be continuing, the Indenture Trustee at the direction of the Required Noteholders shall, exercise from time to time any rights and remedies available to it under the Security Agreement.

Section 9.3.  [RESERVED].

Section 9.4.  [RESERVED].

Section 9.5.  Waiver of Past Events.

Subject to Section 12.2 hereof, the Required Noteholders, by notice to the Collateral Agent, and the Indenture Trustee, may waive any existing Potential Event of Default or Event of Default other than any Potential Event of Default or Event of Default related to clause (f), (g), (h), or (w) of Section 9.1 (with respect to clause (w), only to the extent not subject to waiver as provided in the applicable Supplement) which relate to such Series and its consequences and except a continuing Potential Event of Default or Event of Default in the payment of the principal of or interest on any Note. Upon any such waiver, such Potential Event of Default shall cease to exist with respect to such Series, and any Event of Default with respect to such Series arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Potential Event of Default or impair any right consequent thereon.

Section 9.6.  [RESERVED].

Section 9.7.  Limitation on Suits.

Any other provision of this Indenture to the contrary notwithstanding, a Noteholder may pursue a remedy with respect to this Indenture or the Notes only if:

(a) The Noteholder gives to the Indenture Trustee written notice of a continuing Event of Default;

(b) The Noteholders of at least 25% in principal amount of all then outstanding Notes of such Series make a written request to the Indenture Trustee to pursue the remedy;

(c) Such Noteholder or Noteholders offer and, if requested, provide to the Indenture Trustee indemnity satisfactory to the Indenture Trustee against any loss, liability or expense;

(d) The Indenture Trustee does not comply with the request within 45 days after receipt of the request and the offer and, if requested, the provision of indemnity, and

(e) During such 45-day period the Required Noteholders does not give the Indenture Trustee a direction inconsistent with the request.

A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

Section 9.8.  Unconditional Rights of Holders to Receive Payment: Withholding Taxes.

(a) Notwithstanding any other provision of this Indenture, except for clause (b) below, the right of any Noteholder of a Note to receive payment of principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Noteholder.

(b) The Paying Agent agrees, to the extent required by applicable law, to withhold from each payment due hereunder or under any Note, United States withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner, required under applicable law. The Paying Agent shall promptly furnish each Noteholder (but in no event later than the date 30 days after the due date thereof) a U.S. Treasury Form 1042S and Form 8109-B (or similar forms as at any relevant time in effect), if applicable, indicating payment in full of any taxes withheld from any payments by the Paying Agent to such Persons together with all such other information and documents reasonably requested by such Noteholder and necessary or appropriate to enable such Noteholder to substantiate a claim for credit or deduction with respect thereto for income tax purposes of any jurisdiction with respect to which such Noteholder is required to file a tax return. In the event that a Noteholder which is not a United States Person (as defined in Code Section 7701(a)(30)) has furnished to the Paying Agent a properly completed and currently effective U.S. Treasury Form 1001 (or such successor Form or Forms as may be required by the United States Treasury Department) during the calendar year in which the payment is made, or in either of the two preceding calendar years, and has not notified the Paying Agent of the withdrawal or inaccuracy of such Form prior to the date of each interest payment, only the amount, if any, required by applicable law shall be withheld from payments under the Notes held by such Noteholder in respect of United States federal income tax. In the event that a Noteholder (x) which is not a United States Person has furnished to the Paying Agent a properly completed and currently effective U.S. Treasury Form 4224 in duplicate (or such successor certificate or Form or Forms as may be required by the United States Treasury Department as necessary in order to avoid withholding of United States federal income tax), during the tax year of the Noteholder in which payment is made and has not notified the Paying Agent of the withdrawal or inaccuracy of such certificate or Form prior to the date of each interest payment or (y) which is not a United States Person has furnished to the Paying Agent a properly completed and currently effective U.S. Treasury Form W-8 during the calendar year in which the payment is made, or in either of the two preceding calendar years, no amount shall be withheld from payments under the Notes held by such Noteholder in respect of United States federal income tax. Notwithstanding the foregoing, if any Noteholder has notified the Paying Agent that any of the foregoing Forms or certificates is withdrawn or inaccurate, or if the Code or the regulations thereunder or the administrative interpretation thereof are at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Notes held by such Noteholder, or if such withholding is otherwise required under applicable law, the Paying Agent agrees to withhold from each payment due to the relevant Noteholder withholding taxes at the appropriate rate under applicable law, and will, as more fully provided above, on a timely basis, deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner required under applicable law. The Indenture Trustee hereby agrees to use its best efforts (without incurring liability for a failure to do so) to inform the Paying Agent and the affected Noteholder or Noteholders if the Indenture Trustee has failed to receive any of Form 1001, 4224 or W-8 from a Noteholder prior to the date of an interest payment to such Noteholder.

Section 9.9.  Reserved.

Section 9.10.  The Indenture Trustee May File Proofs of Claim.

The Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 10.5 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, Notes and other properties which the Noteholders of the Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition, affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

Section 9.11.  Priorities.

If the Indenture Trustee collects any money pursuant to this Article, the Indenture Trustee shall pay out the money to the Collateral Agent who shall distribute such money in accordance with the provisions of Article 5 of this Indenture.

Section 9.12.  Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Indenture Trustee for any action taken or omitted by it as an Indenture Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Indenture Trustee, or a suit by a Noteholder pursuant to Section 9.7.

Section 9.13.  Rights and Remedies Cumulative.

No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the holders of Notes is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 9.14.  Delay or Omission Not Waiver.

No delay or omission of the Indenture Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 9 or by law to the Indenture Trustee or to the holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the holders of Notes, as the case may be.

ARTICLE 10.

THE INDENTURE TRUSTEE

Section 10.1.  Duties of the Indenture Trustee.

(a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided, however, that the Indenture Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Event of Default of which a Trust Officer has not received written notice; and provided, further that the preceding sentence shall not have the effect of insulating the Indenture Trustee from liability arising out of the Indenture Trustee’s negligence or willful misconduct.

(b) Except during the occurrence and continuance of an Event of Default:

(i) The Indenture Trustee undertakes to perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii) In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture. The Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) This clause does not limit the effect of clause (b) of this Section 10.1.

(ii) The Indenture Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

(iii) The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it hereunder.

(iv) The Indenture Trustee shall not be charged with knowledge of any default under any Program Document, unless a Trust Officer of the Indenture Trustee receives written notice of such default.

(d) Notwithstanding anything to the contrary contained in this Indenture or any of the Program Documents, no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or incur any liability. The Indenture Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

(e) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Indenture, the Indenture Trustee shall be obligated as soon as practicable upon actual knowledge of a Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.

(f) Subject to Section 10.3, all moneys received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or the Program Documents. The Indenture Trustee may allow and credit to the Issuer interest agreed upon in writing by the Issuer and the Indenture Trustee from time to time as may be permitted by law.

Section 10.2.  Rights of the Indenture Trustee.

Except as otherwise provided by Section 10.1:

(a) The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting based upon any document believed by it to be genuine and to have been signed by or presented by the proper person.

(b) The Indenture Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c) The Indenture Trustee may act through agents, custodians and nominees and shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care. The Indenture Trustee shall provide written notice to S&P, Moody’s and Fitch of any such appointment and, if practicable, shall provide prior written notice to S&P, Moody’s and Fitch of any such appointment.

(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Indenture.

(e) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture or any Supplement, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligations, upon the occurrence of a default by the Issuer (which has not been cured), to exercise such of the rights and powers vested in it by this Indenture or any Supplement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(f) The Indenture Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Required Noteholders of any Series which could be adversely affected if the Indenture Trustee does not perform such acts.

(g) The Indenture Trustee shall not be liable for any losses or liquidation penalties in connection with Eligible Investments, unless such losses or liquidation penalties were incurred through the Indenture Trustee’s own willful misconduct, negligence or bad faith.

(h) The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

Section 10.3.  Individual Rights of the Indenture Trustee.

The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or an Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee. Any Agent may do the same with like rights. However, the Indenture Trustee is subject to Section 10.8.

Section 10.4.  Notice of Events of Default and Potential Events of Default.

If an Event of Default or a Potential Event of Default occurs and is continuing and if a Trust Officer of the Indenture Trustee receives written notice thereof, the Indenture Trustee shall promptly provide the Collateral Agent, the Noteholders and each Rating Agency with notice of such Event of Default or the Potential Event of Default, if such Notes are represented by a Global Note, by telephone and facsimile, and, if such Notes are represented by Definitive Notes, by first class mail.

Section 10.5.  Compensation.

(a) The Issuer shall promptly pay to the Indenture Trustee from time to time compensation for its acceptance of this Indenture and services hereunder as agreed in writing between the Issuer and the Indenture Trustee, as may be amended from time to time. The Indenture Trustee’s compensation shall not be limited by any law on compensation of an Indenture Trustee of an express trust. The Issuer shall reimburse the Indenture Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Indenture Trustee’s agents and counsel.

(b) The Issuer shall not be required to reimburse any expense or indemnify the Indenture Trustee against any loss, liability, or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, gross negligence or bad faith.

(c) When the Indenture Trustee incurs expenses or renders services after an Event of Default occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.

(d) The provisions of this Section 10.5 shall survive the termination of this Indenture and the resignation and removal of the Indenture Trustee.

Section 10.6.  Replacement of the Indenture Trustee.

(a) A resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee’s acceptance of appointment as provided in this Section 10.6 and the satisfaction of the Rating Agency Consent Condition.

(b) The Indenture Trustee may, after giving sixty (60) days prior written notice to the Issuer, each Noteholder and each Rating Agency, resign at any time and be discharged from the trust hereby created by so notifying the Issuer, the Collateral Agent and the Agent; provided, however, that no such resignation of the Indenture Trustee shall be effective until a successor Indenture Trustee has assumed the obligations of the Indenture Trustee hereunder. The Required Noteholders may remove the Indenture Trustee by so notifying the Indenture Trustee, the Collateral Agent, the Issuer and each Rating Agency. The Issuer may remove the Indenture Trustee upon notice to each Rating Agency if:

(i) the Indenture Trustee fails to comply with Section 10.8;

(ii) the Indenture Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Indenture Trustee under the Bankruptcy Code;

(iii) a custodian or public officer takes charge of the Indenture Trustee or its property; or

(iv) the Indenture Trustee becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason, the Issuer shall promptly appoint a successor Indenture Trustee. Within one year after the successor Indenture Trustee takes office, the Required Noteholders may appoint a successor Indenture Trustee to replace the successor Indenture Trustee appointed by the Issuer.

(c) If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or any Noteholder may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(d) If the Indenture Trustee after written request by any Noteholder who has been a Noteholder for at least six months fails to comply with Section 10.8, such Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(e) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Collateral Agent, and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture and any Supplement. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee; provided, however, that all sums owing to the retiring Indenture Trustee hereunder have been paid. Notwithstanding replacement of the Indenture Trustee pursuant to this Section 10.6, the Issuer’s obligations under Section 10.5 hereof shall continue for the benefit of the retiring Indenture Trustee.

Section 10.7.  Successor Indenture Trustee by Merger, etc.

Subject to Section 10.8, if the Indenture Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Indenture Trustee.

Section 10.8.  Eligibility Disqualification.

(a) There shall at all times be an Indenture Trustee hereunder which shall (i) be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate Indenture Trustee power, (ii) be subject to supervision or examination by Federal or state authority and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and (iii) so long as any Commercial Paper Notes are outstanding, have a rating of not less than Baa3 from Moody’s.

(b) At any time the Indenture Trustee shall cease to satisfy the eligibility requirements of clauses (a)(i) or (a)(ii) above, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 10.6.

Section 10.9.  Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a) Notwithstanding any other provisions of this Indenture or any Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-Indenture Trustee or co-Indenture Trustees, or separate Indenture Trustee or separate Indenture Trustees, and to vest in such Person or Persons, subject to the other provisions of this Section 10.9, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section 10.8 and no notice to Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under Section 10.6.

(b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) The Notes of each Series shall be authenticated and delivered solely by the Indenture Trustee or an authenticating agent appointed by the Indenture Trustee;

(ii) All rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee, but solely at the direction of the Indenture Trustee;

(iii) No Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other Indenture Trustee hereunder, and

(iv) The Indenture Trustee may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Indenture and the conditions of this Article 10. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture and any Supplement, specifically including every provision of this Indenture or any Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Indenture or any Supplement on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee.

(e) In connection with the appointment of a co-Indenture Trustee, the Indenture Trustee may, at any time, without notice to the Noteholders, delegate its duties under this Base Indenture and any Supplement to any Person who agrees to conduct such duties in accordance with the terms hereof; provided, however, that no such delegation shall relieve the Indenture Trustee of its obligations and responsibilities hereunder with respect to any such delegated duties.

Section 10.10.  Representations and Warranties of Indenture Trustee.

The Indenture Trustee represents and warrants to the Collateral Agent, the Issuer and the Noteholders that:

(i) The Indenture Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;

(ii) The Indenture Trustee has full power, authority and right to execute, deliver and perform this Indenture and any Supplement issued concurrently with this Indenture and to authenticate the Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and any Supplement issued concurrently with this Indenture and to authenticate the Notes;

(iii) This Indenture has been duly executed and delivered by the Indenture Trustee; and

(iv) The Indenture Trustee meets the requirements of eligibility as an Indenture Trustee hereunder set forth in Section 10.8 hereof.

Section 10.11.  The Issuer Indemnification of the Indenture Trustee.

The Issuer shall indemnify and hold harmless the Indenture Trustee and its directors, officers, agents and employees from and against any and all loss, claim, liability, expense, including taxes (other than taxes based on the income of the Indenture Trustee), damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of the acceptance of the trusts hereunder or activities of the Indenture Trustee pursuant to this Indenture or any Supplement, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and expenses and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim (whether asserted by the Company, the Issuer, a Note Owner or any other Person); provided, however, that the Issuer shall not indemnify the Indenture Trustee or its directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute bad faith, negligence or willful misconduct by the Indenture Trustee. The indemnity provided herein shall survive the termination of this Indenture and the resignation and removal of the Indenture Trustee.

ARTICLE 11.

DISCHARGE OF INDENTURE

Section 11.1.  Termination of the Issuer’s Obligations.

(a) This Indenture shall cease to be of further effect (except that the Issuer’s obligations under Section 10.5 and Section 10.11 and the Indenture Trustee’s and Paying Agent’s obligations under Section 11.3 shall survive) when all outstanding Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) to the Indenture Trustee for cancellation and the Issuer has paid all sums payable hereunder.

(b) In addition, except as may be provided to the contrary in any Supplement, the Issuer may terminate all of its obligations under this Indenture if:

(i) The Issuer irrevocably deposits in trust with the Indenture Trustee or another trustee under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay, when due, principal, premium, if any, and interest on the Notes to maturity or repurchase, as the case may be, and to pay all other sums payable by it hereunder; provided, however, that (1) such trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Indenture Trustee and (2) such trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Notes;

(ii) The Issuer delivers to the Indenture Trustee an Officer’s Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with, and an Opinion of Counsel to the same effect;

(iii) The Issuer delivers to the Indenture Trustee an Officer’s Certificate stating that no Potential Event of Default or Event of Default, in either case, described in Section 9.1(d) shall have occurred and be continuing on the date of such deposit; and

(iv) The Rating Agency Consent Condition, is satisfied.

Then, this Indenture shall cease to be of further effect (except as provided in this Section 11.1), and the Indenture Trustee, on demand of the Issuer, shall execute proper instruments acknowledging confirmation of and discharge under this Indenture.

(c) After such irrevocable deposit made pursuant to Section 11.1(b) and satisfaction of the other conditions set forth herein, the Indenture Trustee upon request shall acknowledge in writing the discharge of the Issuer’s obligations under this Indenture except for those surviving obligations specified above.

In order to have money available on a payment date to pay principal, premium, if any, or interest on the Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the Issuer’s option.

Section 11.2.  Application of Trust Money.

The Indenture Trustee or another trustee satisfactory to the Indenture Issuer and the Issuer shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 11.1. The Indenture Trustee shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent in accordance with this Indenture to the payment of principal and interest on the Notes.

The provisions of this Section 11.2 shall survive the expiration or earlier termination of this Indenture.

Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.

Section 11.3.  Repayment to the Issuer.

The Indenture Trustee and the Paying Agent shall promptly pay to the Issuer upon written request any excess money or, pursuant to Sections 2.11 and 2.14, return any Notes held by them at any time.

Subject to Section 2.7(c), the Indenture Trustee and the Paying Agent shall pay to the Issuer upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due.

The provisions of this Section 11.3 shall survive the expiration or earlier termination of this Indenture.

ARTICLE 12.

AMENDMENTS

Section 12.1.  Without Consent of the Noteholders.

Without the consent of any Noteholder, the Issuer, the Indenture Trustee, and any applicable Enhancement Provider, at any time and from time to time, may enter into one or more Supplements hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes, provided that (i) with respect to clause (a) below, the Rating Agency Confirmation Condition is met and (ii) with respect to clauses (b) to (f) below, the Rating Agency Consent Condition is met:

(a) to create a new Series of Notes;

(b) to cure any ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any Supplement or in any Notes issued hereunder;

(c) to provide for uncertificated Notes in addition to certificated Notes;

(d) to add to or change any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

(e) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Notes of one or more Series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee; or

(f) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture;

provided, however, that, as evidenced by an Opinion of Counsel, such action shall not adversely affect in any material respect the interests of any Noteholders. Upon the request of the Issuer, and upon receipt by the Indenture Trustee of the documents described in Section 2.2 hereof, the Indenture Trustee shall join with the Issuer in the execution of any Supplement authorized or permitted by the terms of this Indenture.

Section 12.2.  With Consent of the Noteholders.

Except as provided in Section 12.1 and except as may be provided in any other Program Document, the provisions of this Indenture and any Supplement (unless otherwise provided in such Supplement) and each other Program Document to which the Issuer is a party may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Issuer, the Indenture Trustee, any applicable Enhancement Provider, and Required Noteholders (and the Required Noteholders of a Series of Notes, in respect of any amendment to this Indenture, the Supplement with respect to such Series of Notes or any Program Document which affects only the Noteholders of such Series of Notes and does not affect the Noteholders of any other Series of Notes, as substantiated by an Opinion of Counsel to such effect, which Opinion of Counsel may, to the extent same is based on any factual matter, rely upon an Officer’s Certificate as to the truth of such factual matter) and provided that the Rating Agency Consent Condition is satisfied. Notwithstanding the foregoing:

(i) any modification of this Section 12.2, any requirement hereunder that any particular action be taken by Noteholders holding the relevant percentage in principal amount of the Notes or any change in the applicable amount of Enhancement shall require the consent of each affected Noteholder, and

(ii) any amendment, waiver or other modification that would (a) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Note (or reduce the principal amount of or rate of interest on any Note) shall require the consent of each affected Noteholder; (b) approve the assignment or transfer by the Issuer of any of its rights or obligations hereunder or under any other Program Document to which it is a party except pursuant to the express terms hereof or thereof shall require the consent of each Noteholder; (c) release any obligor under any Program Document to which it is a party except pursuant to the express terms of such Program Document shall require the consent of each Noteholder; provided, however, that the Liens on the Collateral may be released as provided in the Security Agreement; (d) affect adversely the interests, rights or obligations of any Noteholder individually in comparison to any other Noteholder shall require the consent of such Noteholder; or (e) amend or otherwise modify any Event of Default shall require the consent of each affected Noteholder.

No failure or delay on the part of any Noteholder or the Indenture Trustee in exercising any power or right under this Indenture or any other Program Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

Section 12.3.  Supplements.

Each amendment or other modification to this Indenture or the Notes shall be set forth in a Supplement. The initial effectiveness of each Supplement shall be subject to the satisfaction of the Rating Agency Consent Condition. In addition to the manner provided in Sections 12.1 and 12.2, each Supplement may be amended as provided for in such Supplement.

Section 12.4.  Revocation and Effect of Consents.

Until an amendment or waiver becomes effective, a consent to it by a Noteholder of a Note is a continuing consent by the Noteholder and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder’s Note, even if notation of the consent is not made on any Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to his Note or portion of a Note if the Indenture Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder. The Issuer may fix a record date for determining which Noteholders must consent to such amendment or waiver.

Section 12.5.  Notation on or Exchange of Notes.

The Indenture Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Issuer in exchange for all Notes may issue and the Indenture Trustee shall authenticate new Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.

Section 12.6.  The Indenture Trustee to Sign Amendments, etc.

The Indenture Trustee shall sign any Supplement authorized pursuant to this Article 12 if the Supplement does not adversely affect the rights, duties, liabilities or immunities of the Indenture Trustee. If it does, the Indenture Trustee may, but need not, sign it. In signing such Supplement, the Indenture Trustee shall receive an indemnity reasonably satisfactory to it and to receive and, subject to Section 10.1, shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that such Supplement is authorized or permitted by this Indenture and that it will be valid and binding upon the Issuer in accordance with its terms.

ARTICLE 13.

MISCELLANEOUS

Section 13.1.  Notices.

(a) Any notice or communication by the Issuer or the Indenture Trustee to the other shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other’s address:

If to the Issuer:

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST:
c/o First Union Trust Company National Association
Corporate Trust/Administration
1 Rodney Square
920 King Street
Wilmington, DE 19801
Attention: Edward L. Truitt, Jr.
Telecopy No.: (302) 888-7544
Telephone No.: (302) 888-7539

with a copy to:

Cendant Mortgage Corporation
c/o Cendant Mortgage Services
6000 Atrium Way
Mt. Laurel, NJ 08054
Attention: Joseph E. Suter
Telecopy No.: (609) 414-4540
Telephone No.: (609) 414-4170

If to the Indenture Trustee:

The Bank of New York
101 Barclay Street, Floor 21 West
New York, NY 10286
Attn: Corporate Trust Trustee Administration
Phone: (212) 815-5359
Fax: (212) 815-5915

If to an Enhancement Provider, at the address provided in the applicable Enhancement Agreement.

The Issuer or the Indenture Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided however, the Issuer may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telecopier shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

Notwithstanding any provisions of this Indenture to the contrary, the Indenture Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Notes.

If the Issuer mails a notice or communication to Noteholders, it shall mail a copy to the Indenture Trustee at the same time.

(b) Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 13.2.  Communication by Noteholders with Other Noteholders.

Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or the Notes.

Section 13.3.  Certificate and Opinion as to Conditions Precedent.

Upon any request or application by the Issuer to the Indenture Trustee to take any action under this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer’s Certificate in form and substance reasonably satisfactory to the Indenture Trustee (which shall include the statements set forth in Section 13.4) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with.

Section 13.4.  Statements Required in Certificate.

Each certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a) a statement that the Person giving such certificate has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

(c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 13.5.  Rules by the Indenture Trustee.

The Indenture Trustee may make reasonable rules for action by or at a meeting of Noteholders.

Section 13.6.  No Recourse Against Others.

An Authorized Officer, employee or holder of any securities of the Issuer, as such, shall not have any liability for any obligations of the Issuer under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability.

Section 13.7.  Duplicate Originals.

The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

Section 13.8.  Benefits of Indenture.

Except as set forth in a Supplement, nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under the Indenture.

Section 13.9.  Payment on Business Day.

In any case where any Distribution Date, redemption date or maturity date of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Distribution Date, redemption date, or maturity date; provided, however, that no interest shall accrue for the period from and after such Distribution Date, redemption date, or maturity date, as the case may be.

Section 13.10.  Governing Law.

The laws of the State of New York, including, without limitation, the UCC, but excluding any conflicts of laws, shall govern and be used to construe this Indenture and the Notes and the rights and duties of the Indenture Trustee, Registrar, Paying Agent and Noteholders.

Section 13.11.  No Adverse Interpretation of Other Agreements.

This Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuer or an Affiliate of the Issuer. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 13.12.  Successors.

All agreements of the Issuer in this Indenture and the Notes shall bind its successor, provided, however, the Issuer may not assign its obligations or rights under this Indenture or any Program Document. All agreements of the Indenture Trustee in this Indenture shall bind its successor.

Section 13.13.  Severability.

In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.14.  Counterpart Originals.

The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 13.15.  Table of Contents, Headings, etc.

The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.16.  Security Agreement.

By acceptance of its Notes issued under this Indenture, each Noteholder agrees to the terms and conditions contained in Section 8.01 of the Security Agreement and such terms are incorporated by reference insofar as they relate to the duties and obligations of the Noteholders. The Collateral Agent shall be a third party beneficiary of the terms of this Section 13.16.

Section 13.17.  No Bankruptcy Petition Against the Issuer.

Each of the Noteholders and the Indenture Trustee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Note and Commercial Paper, it will not institute against, or join with any other Person in instituting, against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 13.17 shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Issuer pursuant to this Indenture. In the event that any such Noteholder or the Indenture Trustee takes action in violation of this Section 13.17, the Issuer shall file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Noteholder or the Indenture Trustee against the Issuer or the commencement of such action and raising the defense that such Noteholder or the Indenture Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 13.17 shall survive the termination of this Indenture, and the resignation or removal of the Indenture Trustee. Nothing contained herein shall preclude participation by any Noteholder or the Indenture Trustee in the assertion or defense of its claims in any such proceeding involving the Issuer.

Section 13.18.  No Recourse.

The obligations of the Issuer under this Indenture are solely the obligations of the Issuer. No recourse shall be had for the payment of any amount owing in respect of any fee hereunder or any other obligation or claim arising out of or based upon this Indenture or any other Program Document against any employee, officer, trustee, senior, affiliate, agent or servant of the Issuer. Fees, expenses or costs payable by the Issuer hereunder shall be payable by the Issuer only on a Distribution Date and only to the extent that funds are then available or thereafter become available for such purpose pursuant to Article 5.

Section 13.19.  Owner Trustee Limitation of Liability.

This document or instrument has been executed on behalf of a Delaware business trust by First Union Trust Company, National Association solely in its capacity as owner trustee of such trust, and not in its individual capacity. In no case shall First Union Trust Company, National Association (or any entity acting as successor or additional trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations of the such trust hereunder or under any supplement, Note or other document executed in such capacity in connection herewith, any right to assert any such liabilities against First Union Trust Company, National Association (or any entity acting as successor or additional trustee) being hereby waived by the other parties hereto; provided, however, that such waiver shall not affect the liability of First Union Trust Company, National Association (or any entity acting as successor or additional trustee) to any Person under any agreement to which it is a party to the extent expressly agreed to in its individual capacity thereunder.

IN WITNESS WHEREOF, the Indenture Trustee and the Issuer have caused, this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, as Issuer
By:	FIRST UNION TRUST COMPANY NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement
By:__________________________________________________
Name:
Title:

THE BANK OF NEW YORK, as Indenture Trustee
By:
Name:
Title

IN WITNESS WHEREOF, the Indenture Trustee and the Issuer have caused, this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, as Issuer
By:	FIRST UNION TRUST COMPANY NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement
By:
Name:
Title:
THE BANK OF NEW YORK, as Indenture Trustee
By:
Name:	Mary Beth Lewicki
Title	Assistant Vice President

SCHEDULE I

TO THE

BASE INDENTURE

DEFINITIONS LIST

For all purposes of this Base Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated Security Agreement (the “Security Agreement”), dated as of December 11, 1998, among Bishop’s Gate Residential Mortgage Trust (the “Issuer”), The Bank of New York (the “Indenture Trustee”), The Chase Manhattan Bank (the “Agent”) and The First National Bank of Chicago (the “Collateral Agent”). All other capitalized terms used in the Base Indenture shall have the meanings specified herein, and, if not defined therein, then in the Liquidity Agreement.

“Annual Noteholders’ Tax Statement” is defined in Section 6.4(b) of the Base Indenture.

“Assets” means any interest of any kind in any assets or property of any kind tangible or intangible, real, personal or mixed, now owned or hereafter acquired by the Issuer or such other Person as the context may require.

“Authorized Officer” means as to the Issuer, any authorized employee or agent of the Owner Trustee.

“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et seq.

“Base Indenture” means the Base Indenture, dated as of December 11, 1998, between the Issuer and the Indenture Trustee, as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes.

“Benefit Plan” means (i) an employee benefit plan as defined in Section 3(3) of ERISA and which is subject to Title I of ERISA, (ii) a “Plan” as defined in Section 4975 of the Code and which is subject to Section 4975 of the Code or (iii) an entity deemed to be investing the “plan assets” (within the meaning of 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) of any such employee benefit plan or plan, including without limitation an insurance company general account.

“Book-Entry Notes” means beneficial interests in the Notes, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 2.16 of the Base Indenture; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Note Owners, such Definitive Notes shall replace Book-Entry Notes.

“Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Cede” means Cede & Co., a nominee of DTC.

“Cede!” means Cedel Bank, société anonyme.

“Certificate Rating Agency Condition” means, with respect to any action, notification to the Issuer, the Collateral Agent, the Agent and the Indenture Trustee by each Rating Agency then rating any outstanding series of Certificates that such action will not result in a reduction or withdrawal of such rating(s).

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act or any successor provision thereto or Euroclear and Cede!. The initial Clearing Agencies shall be DTC, Euroclear and Cedel.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.

“Collateral” shall mean the “Assigned Collateral” as such term is defined in the Security Agreement.

“Collections” means all payments on the Collateral.

“Contingent Obligation”, as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (b) under any letter of credit issued for the account of that Person or for which that Person is otherwise liable for reimbursement thereof. Contingent Obligation shall include (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another and (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to maintain the solvency of any balance sheet item, level of income or financial condition of another or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclause (i) or (ii) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

“Controlled Distribution Amount” means, with respect to any Class of Notes, the amount (or amounts) specified in any applicable Supplement.

“Corporate Trust Office” shall mean the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at the date of the execution of the Base Indenture is located at [101 Barclay Street, New York, NY 10286, Attention: Corporate Trust Trustee Administration], or at any other time at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer.

“CP Rating Agency Condition” means, with respect to any action and so long as any Commercial Paper Notes are outstanding, that each Rating Agency shall have notified the Issuer, the Collateral Agent, the Agent and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the rating (in effect immediately before the taking of such action) of the Commercial Paper Notes with respect to which it is a Rating Agency.

“Definitions List” means this Definitions List, as amended or modified from time to time.

“Definitive Notes” is defined in Section 2.16(e) of the Base Indenture.

“Depositary Incumbency Certificate” shall have the meaning specified in Section 3.03(b) of the Amended and Restated Security Agreement, dated as of December 11, 1998, by and among the Trust, the Indenture Trustee, and The First National Bank of Chicago, as Collateral Agent.

“Determination Date” means the date five days prior to each Distribution Date.

“Distribution Account” means, with respect to any Series of Notes, an account established as such pursuant to the related Supplement.

“Distribution Date” means the twentieth day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day, commencing [December] 20, 1998.

“Dollar” and the symbol “$” mean the lawful currency of the United States.

“DTC” means The Depository Trust Company.

“Enhancement” means, with respect to any Series of Notes, the rights and benefits provided to the Noteholders of such Series of Notes (other than the benefit of the Reserve Fund and the subordination of the Certificates) pursuant to any letter of credit, surety bond, cash collateral account, over collateralization, issuance of subordinated Notes, spread account, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other similar arrangement.

“Enhancement Agreement” means any contract, agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

“Enhancement Agreement Event of Default” means with respect to any Series of Notes any event of default under any Enhancement Agreement specified in the related Supplement.

“Enhancement Provider” means the Person providing any Enhancement as designated in the applicable Supplement, other than any Noteholders the Notes of which are subordinated to any Series of Notes.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

“Euroclear” means Euroclear System.

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if:

(a) such Person shall become insolvent or admit in writing its inability to pay its debts as they come due, or the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Person or of any substantial part of its property or the making by such Person of an assignment for the benefit of creditors or the failure by such Person generally to pay its debts as such debts become due or the taking of action by such Person in furtherance of any of the foregoing; or

(b) an involuntary petition or an involuntary proceeding shall have been filed or commenced against such Person under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or seeding the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Person or of any substantial part of its property, or seeding the winding up or liquidation of the affairs of such Person and such petition or proceeding shall not have been dismissed for a period of 45 consecutive days, or an order or decree for relief against such Person shall be entered in any such proceeding; or

(c) the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

“Event of Default” with respect to each Series of Notes, has the meaning specified in Section 9.1 of the Base Indenture.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Date” is defined in Section 2.9 of the Base Indenture.

“Final Distribution Date” means, with respect to any Series of Notes, the final Distribution Date for such Series of Notes established as such pursuant to the related Supplement.

“Fitch” means Fitch IBCA, Inc.

“GAAP” means the generally accepted accounting principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.

“Governmental Authority” means any Federal, state, local or foreign court or governmental department, commission, board, bureau, agency, authority, instrumentality or regulatory body.

“Holder” the holder of a Note.

“Indebtedness”, as applied to any Person, means, without duplication, (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price for property or services, which purchase price is (i) due more than six months from the date of the incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, (e) all indebtedness secured by any Lien on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, and (f) all Contingent Obligations of such Person in respect of any of the foregoing.

“Indenture” means the Base Indenture, together with all Supplements, as the same may be amended, modified or supplemented from time to time.

“Indenture Trustee” means the party named as such in the Indenture until a successor replaces it in accordance with the applicable provisions of the Indenture and thereafter means the successor serving thereunder.

“Initial Closing Date” means December 11, 1998.

“Interest Period” means, with respect to any Series of Notes, the period specified in the related Supplement.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Issuer” means Bishop’s Gate Residential Mortgage Trust, a Delaware business trust, as issuer of the Notes.

“Lien” means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise.

“Liquidity Agreement” means the Amended and Restated Liquidity Agreement, dated as of December 11, 1998, by and among the Trust, certain banks, and The Chase Manhattan Bank, as Agent and Book Manager.

“Monthly Certificate” is defined in Section 4.1(a) of the Base Indenture.

“Monthly Noteholders Statement” means a statement substantially in the form of Exhibit E to the Indenture.

“Moody’s” means Moody’s Investors Service, Inc.

“Noteholder” and “Holder” means the Person in whose name a Note is registered in the Note Register.

“Note Owner” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Note Rate” means, with respect to any Series of Notes, the annual rate at which interest accrues on the Notes of such Series of Notes (or formula on the basis of which such rate shall be determined) as stated in the applicable Supplement.

“Note Register” means the register maintained pursuant to Section 2.6(a) of the Base Indenture, providing for the registration of the Notes and transfers and exchanges thereof.

“Notes” is defined in the recitals to the Base Indenture.

“Officer’s Certificate” means a certificate signed by an Authorized Officer of the Issuer.

“Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Indenture Trustee. The counsel may be an employee of or counsel to the Issuer, unless the Controlling Majority shall notify the Indenture Trustee of objection thereto.

“Paving Agent” is defined in Section 2.6(a) of the Base Indenture.

“Permanent Global Note” is defined in Section 2.5(b) of the Base Indenture.

“Permitted Liens” means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carrier’s Liens, and other Liens imposed by law, securing obligations arising in the ordinary course of business that are not more than thirty days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (iii) the Liens in favor of the Indenture Trustee pursuant to the Indenture, and (iv) Liens in favor of an Enhancement Provider, provided, however, that such Liens are subordinate to the Liens in favor of the Indenture Trustee and have been consented to by the Indenture Trustee.

“Potential Enhancement Agreement Event of Default” means an event which, with the giving of notice, the passage of time or both, would constitute an Enhancement Agreement Event of Default under any Enhancement Agreement.

“Potential Event of Default” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Event of Default.

“Principal Terms” is defined in Section 2.3 of the Base Indenture.

“Program Documents” has the meaning given it in the Liquidity Agreement.

“Qualified Institution” means a depositary institution or trust company (which may include the Indenture Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that at all times such depositary institution or trust company is a member of the FDIC and has (i) from S&P a long-term indebtedness rating not lower than AA- and a short-term indebtedness rating of A-1+ and from Moody’s a long-term indebtedness rating not lower than A2 and a short-term indebtedness rating of P-1, or (ii) such other rating which satisfies the Rating Agency Consent Condition.

“Rating Agency Confirmation Condition” means, with respect to any action, that (i) each Rating Agency shall have notified the Issuer, the Collateral Agent, the Agent, any Enhancement Provider and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the rating (in effect immediately before the taking of such action) of any outstanding Series of Notes with respect to which it is a Rating Agency and (ii) each Rating Agency shall have notified any applicable Enhancement Provider entitled to such notification pursuant to the relevant Supplement in writing that such action will not result in a reduction or withdrawal of the rating (without regard to the presence of the Enhancement provided by each such Enhancement Provider and in effect immediately before the taking of such action) of any outstanding Series of Notes issued pursuant to such related Supplement and, with respect to the issuance of a Series of Notes, the “Rating Agency Confirmation Condition” also means, in addition to the above, _that each Rating Agency that is referred to in the related Supplement is being required to deliver its rating with respect to such Series of Notes shall have notified the Issuer, the Collateral Agent, the Agent, any Enhancement Provider and the Indenture Trustee in writing that such rating has been issued by such Rating Agency.

“Rating Agency Consent Condition” means, with respect to any action, that (i) each Rating Agency shall have notified the Issuer, the Collateral Agent, the Agent, any Enhancement Provider and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the rating (in effect immediately before the taking of such action) of any outstanding Series of Notes with respect to which it is a Rating Agency and, with respect to the issuance of a Series of Notes, the “Rating Agency Consent Condition” also means that each Rating Agency that is referred to in the related Supplement as being required to deliver its rating with respect to such Series of Notes shall have notified the Issuer, the Collateral Agent, the Agent, any Enhancement Provider and the Indenture Trustee in writing that such rating has been issued by such Rating Agency and (ii) any Enhancement Provider entitled to consent pursuant to the related Supplement shall have consented in writing to such action.

“Record Date” means, with respect to any Distribution Date, the last day of the Related Month.

“Registrar” is defined in Section 2.6(a) of the Base Indenture. “Regulation S” is defined in Section 2.5(b) of the Base Indenture.

“Related Month” means, (i) with respect to any Payment Date, Determination Date or Distribution Date, the most recently ended calendar month, (ii) with respect to any other date, the calendar month in which such date occurs and (iii) with respect to an Interest Period, the month in which such Interest Period commences; provided, however, that with respect to the above clause (i), the initial Related Month shall be the period from and including the date of issuance of the first Series of Notes to and including the last day of the calendar month in which such issuance occurs.

“Required Noteholders” means Noteholders holding in excess of 50% of the aggregate principal amount of all Series of Notes voting as a single class, unless the context specifically refers to a Series of Notes, then “Required Noteholders” means Noteholders holding in excess of 50% of the aggregate principal amount of such Series of Notes (excluding, for the purposes of making the foregoing calculations, any Notes held by the Issuer, the Seller or the Servicer or any Affiliate of the Issuer, the Seller or the Servicer).

“Requirements of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person or any of its property, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

“Restricted Global Note” is defined in Section 2.5(a) of the Base Indenture.

“Rule 144A” is defined in Section 2.5(a) of the Base Indenture.

“S&P” means Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc.

“Secured Parties” is defined in Section 3.1 of the Base Indenture. “Securities Act” means the Securities Act of 1933, as amended.

“Series Closing Date” means, with respect to any Series of Notes, the date of issuance of such Series of Notes, as specified in the related Supplement.

“Series of Notes” or “Series” means each Series of Notes issued and authenticated pursuant to the Base Indenture and a related Supplement.

“Shortfall” means, with respect to any Series of Notes, any interest shortfall on such Series of Notes, as specified in the related Supplement.

“Supplement” means a supplement to the Base Indenture complying (to the extent applicable) with the terms of Section 2.3, or Article 12 of the Base Indenture.

“Temporary Global Note” is defined in Section 2.5(b) of the Base Indenture.

“Transfer Agent” is defined in Section 2.9(a)(iii) of the Base Indenture.

“Trust” means Bishop’s Gate Residential Mortgage Trust, a special purpose bankruptcy-remote Delaware business trust, together with its successors and assigns.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“Trust Officer” means, with respect to the Indenture Trustee, any trust officer, or any officer customarily performing functions similar to those performed by the person who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject, or any successor thereto responsible for the administration of the Base Indenture.

“Trust Order” and “Trust Request” means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

“UCC” means the Uniform Commercial Code as in effect from time to time in the specified jurisdiction.

“United States” or “U.S.” means the United States of America, its fifty States and the District of Columbia.

“U.S. Government Obligations” means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged as to full and timely payment of such obligations.

“Variable Funding Note” is defined in Section 2.5(c) of the Base Indenture.

“written” or “in writing” means any form of written communication, including, without limitation, by means of telex, telecopier device, telegraph or cable.

EXHIBIT A-1

FORM OF TRANSFER CERTIFICATE

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OF A BENEFICIAL

INTEREST IN THE RESTRICTED GLOBAL NOTE FOR DEFINITIVE

SECURITIES OR EXCHANGE OR REGISTRATION OF TRANSFER OF

DEFINITIVE SECURITIES

To:	The Bank of New York, as Indenture Trustee

Bishop’s Residential Mortgage Trust

Re:	Bishop’s Gate Residential Mortgage Trust Residential Mortgage Loan Medium-Term Notes

This Certificate relates to $__________ principal amount of Notes held in * book-entry or definitive form by __________ (the “Transferor”) (CUSIP No.__)

[insert name of transferor] issued pursuant to a Base Indenture dated as of December 11, 1998 between BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, as Issuer, and THE BANK OF NEW YORK, as Indenture Trustee (the “Base Indenture”). Capitalized terms used herein and not otherwise defined, shall have the meanings given thereto in the Base Indenture.

The Transferor has requested the Indenture Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with such request and in respect of each such Note, the Transferor does hereby certify as follows:*

[  ] Such Note is being acquired for its own account, without transfer.

[  ] Such Note is being transferred to (i) a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance on Rule 144A, (ii) pursuant to an exemption from registration in accordance with Regulation S under the Securities Act or (iii) pursuant to Rule 144 of the Securities Act.

A-1-1

[  ] Such Note is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, Rule 144 or Regulation S under the Securities Act and in compliance with other applicable state and federal securities laws and an opinion of counsel is being furnished simultaneously with the delivery of this Certificate as required under Section 2.9(a)(i)(D) of the Base Indenture.

[INSERT NAME OF TRANSFEROR]
By:
	Name:	Mary Beth Lewicki
	Title	Assistant Vice President
Date:

* Check applicable box.

A-1-2

EXHIBIT A-2

[RESERVED]

A-2-1

EXHIBIT A-6

FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
EXCHANGE FROM DEFINITIVE NOTES
TO PERMANENT GLOBAL NOTE
(exchanges or transfers pursuant to
Section 2.9 of the Base Indenture)

The Bank of New York,
as Indenture Trustee
101 Barclay Street
New York, New York 10286
Attn:

Re: Bishop’s Gate Residential Mortgage Trust (the “Issuer”)
Residential Mortgage Loan Medium-Term Notes

Reference is hereby made to the Base Indenture, dated as of December 11, 1998 (the “Base Indenture”), between the Issuer and The Bank of New York, as Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to ___________ principal amount of Series __ Notes which are held in the form of the Series __ Definitive Notes (CUSIP (CINS) No. ) with Euroclear/Cedel (ISIN Code [ ]) (Common Code [ ]) through DTC by or on behalf of [transferor] as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer of its beneficial interest in the Series __ Notes for an interest in the Permanent Global Series __ Note (CUSIP No. [ ]).

In connection with such request and in respect of such Series __ Definitive Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Series __ Notes and (i) that, with respect to transfers made in reliance on Regulation S under the Securities Act:

(1) the offer of the Series __ Definitive Notes was not made to a person in the United States;

(2) 3. at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

A-6-1

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

or (ii) that, with respect to transfers made in reliance on Rule 144A under the Securities Act, the Series __ Definitive Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Dealers.

[Insert Name of Transferor)

[INSERT NAME OF TRANSFEROR]
By:
	Name:	Mary Beth Lewicki
	Title	Assistant Vice President
Dated: __________, 199__

A-6-2

EXHIBIT A-7

FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
EXCHANGE FROM DEFINITIVE NOTE
TO RESTRICTED GLOBAL NOTE
(exchanges or transfers pursuant to
Section 2.9 of the Base Indenture)

The Bank of New York,
as Indenture Trustee
101 Barclay Street
New York, New York 10286
Attn:

Re: Bishop’s Gate Residential Mortgage Trust (the “Issuer”)
Residential Mortgage Loan Medium-Term Notes

Reference is hereby made to the Base Indenture, dated as of December 11, 1998 (the “Base Indenture”), between the Issuer and The Bank of New York, as Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to principal amount of Series __ Notes which are held in the form of the Series __ Definitive Notes (CUSIP (CINS) No. ) with Euroclear/Cedel (ISIN Code [ ]) (Common Code [ ]) through DTC by or on behalf of [transferor] as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer of its beneficial interest in the Series __ Notes for an interest in the Restricted Global Series __ Note (CUSIP No. [D.

In connection with such request, and in respect of such Series Definitive Notes, the Transferor does hereby certify that such Series __ Definitive Notes are being transferred in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”) to a transferee that the Transferor reasonably believes is purchasing the Series __ Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Dealers.

[INSERT NAME OF TRANSFEROR]
By:
Name:
Title
Dated: __________, 199__

A-7-1

EXHIBIT B

FORM OF CLEARING SYSTEM CERTIFICATE

Bishop’s Gate Residential Mortgage Trust
c/o First Union Trust Company National Association
Corporate Trust/Administration 1 Rodney Square
920 King Street
Wilmington, DE 19801
Attention: Edward L. Truitt, Jr.

The Bank of New York,
as Indenture Trustee
101 Barclay Street
New York, New York 10286

Reference is hereby made to the Base Indenture, dated as of December 11, 1998 (the “Indenture”), among Bishop’s Gate Residential Mortgage Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmissions from noteholders appearing in our records as persons being entitled to a portion of the original principal amount of the Series __ Notes (the “Notes”) equal to, as of the date hereof, U.S. $________ (our “Noteholders”), certificates with respect to such portion, substantially to the effect set forth in Exhibit C to the Indenture.

We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Global Note excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Noteholders to the effect that the statements made by such Noteholder with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as at the date hereof. We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with this certificate is or would be relevant, we irrevocably authorized you to produce this certification to any interested party in such proceedings.

Dated: __________, 199__*

Yours faithfully,

B-1

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, Brussels office, as operator of the Euroclear System

or

CEDEL, Société Anonyme
By:
Name:
Title

*To be dated no earlier than the earliest of the Exchange Date or the relevant Interest Payment Date or the redemption date (as the case may be).

B-2

EXHIBIT C

FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP

Re:  Bishop’s Gate Residential Mortgage Trust
Residential Mortgage Loan Medium-Term Notes, Series [____] (the “Securities”)

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the “Act”), then this is to certify that, except as set forth below, (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. persons or (b) U.S. persons who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. persons (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the terms “U.S. person” has the meaning given to it by Regulation S under the Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to U.S. $ __________ of such interest in the Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

C-1

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: __________, 199__*

By:
As, or as agent for, the beneficial owner(s) of the Securities to which this certificate relates.

* Not earlier than 15 days prior to the certification event to which the certification relates.

C-2

EXHIBIT D

FORM OF MONTHLY CERTIFICATE

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST
RESIDENTIAL MORTGAGE LOAN MEDIUM-TERM NOTES

The undersigned, duly authorized representatives of BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, a Delaware business trust (the “Issuer”), pursuant to the Trust Indenture, dated as of December 11, 1998 (hereinafter as such agreement may have been, or may be from time to time, supplemented, amended or otherwise modified, the “Base Indenture”), between the Issuer, as Issuer, and THE BANK OF NEW YORK, as Indenture Trustee, do hereby certify to the best of their knowledge after reasonable investigation that:

1. Capitalized terms used in this certificate have the respective meanings set forth in the Base Indenture, or in the case of a particular Series of Notes, the related Supplement. This certificate is delivered pursuant to Section 4.1(a) of the Base Indenture.

2. The undersigned are Authorized Officers of the Issuer.

3. The date of this certificate is a Determination Date under the Base Indenture. Attached hereto as Schedule I is a true and correct copy of the Monthly Certificate to be delivered on the Determination Date pursuant to Section 4.1(a) of the Base Indenture.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate this ____ day of __________, 199__.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST
By:
Name:
Title
By:
Name:
Title

D-1

SCHEDULE I

1. The total amount to be distributed to the Noteholders (expressed as a dollar amount per $1,000) on the next succeeding Distribution Date is equal to (for each Series of Notes and each Class of each Series):

Series	%
Class		%
Class		%
Series	%
Class		%
Class		%
etc.

2. (a) The aggregate amount to be distributed to the Noteholders (expressed as a dollar amount per $1,000) on the next succeeding Distribution Date in respect of principal is equal to (for each Series of Notes and each Class of each Series):

Series	%
Class		%
Class		%
Series	%
Class		%
Class		%
etc.

(b) The aggregate amount to be distributed to the Noteholders (expressed as a dollar amount per $1,000) on the next succeeding Distribution Date in respect of interest is equal to (for each Series of Notes and each Class of each Series):

Series	%
Class		%
Class		%
Series	%
Class		%
Class		%
etc.

3. The following Liens exist on the Collateral (excluding Liens granted pursuant to the Indenture and the other Program Documents or permitted thereunder):

[List as applicable]

D-2

EXHIBIT E

FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST

RESIDENTIAL MORTGAGE LOAN MEDIUM-TERM NOTES

Series _____

Under Section 4.1(b) of the Base Indenture, dated as of December 11, 1998 (hereinafter as such agreement may have been, or may be from time to time, supplemented, amended or otherwise modified, the “Base Indenture”), between BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, a Delaware business trust (the “Issuer”), and THE BANK OF NEW YORK, as Indenture Trustee (the “Indenture Trustee”), the Issuer is required to prepare certain information each month for the Indenture Trustee regarding current distributions to Noteholders. The information which is required to be prepared with respect to the Distribution Date of, 199_ is set forth below. Capitalized terms used herein have their respective meanings set forth in the Definitions List attached as Schedule I to the Base Indenture, or in the case of a particular Series of Notes, the related Supplement.

NOTE:	Information contained herein with respect to each Series will only be distributed to holders of Notes with respect to such Series.

I. DISTRIBUTIONS TO NOTEHOLDERS

As of __________, the distributions with respect to principal and interest are computed as the result of the following:

A. With respect to Interest Payments on Series 1998-2 Notes:
(1)	The Series 1998-2 Note Rate: ____%, times
(2)	The outstanding principal amount of the Series 1998-2 Notes, times
(3)	The actual number of days in such Series 1998-2 Interest Period divided by 360: , plus
(4)	Any unpaid Series 1998-2 Shortfall (plus interest accrued thereon): $______.

Series 1998-2 interest ((1) * (2) * (3)) + (4) = $_________

B. With respect to the Principal Payment on the Series 1998-2 Notes:
On the Series 1998-2 Final Distribution Date (otherwise $0): $_______
C. The total amount distributed to the: Series 1998-2 Noteholders: (A + B): $______.

E-1

II. LIENS AND DEFAULTS

The following Liens exist on the Collateral (excluding Liens granted pursuant to the Indenture and the other Program Documents or permitted thereunder):

[List as applicable]

IN WITNESS WHEREOF, the undersigned have duly executed this certificate this day of __________, 199__.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST
By:
Name:
Title
By:
Name:
Title

 E-2